Registration Nos. 333-84639
811-9521
          SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, DC 20549
                      FORM N-1A

           REGISTRATION STATEMENT UNDER THE
                SECURITIES ACT OF 1933                 X

            PRE-EFFECTIVE AMENDMENT NO. ___            __
            POST-EFFECTIVE AMENDMENT NO. 13            X
                       and/or

           REGISTRATION STATEMENT UNDER THE
            INVESTMENT COMPANY ACT OF 1940             X

                   Amendment No. 16                    X

           (Check appropriate box or boxes)


                 MANAGERS AMG FUNDS
------------------------------------------------------------
  (Exact Name of Registrant as Specified in Charter)
     40 Richards Avenue, Norwalk, Connecticut 06854
------------------------------------------------------------
       (Address of Principal Executive Offices)
               Philip H. Newman, Esq.
            Elizabeth Shea Fries, Esq., P.C.
                Goodwin Procter LLP
                  Exchange Place
               Boston, MA 02109-2881
------------------------------------------------------------
         (Name and Address of Agent for Service)
        As soon as practicable after the effective
           date of this Registration Statement
------------------------------------------------------------
     (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective
(check appropriate box):

--- Immediately upon filing         X    On January 31, 2002 pursuant to
    pursuant to paragraph (b)             paragraph (b)

--- 60 days after filing pursuant   ---  On (date) pursuant to
    to paragraph (a)(1)                  paragraph (a)(1)

--- 75 days after filing pursuant   ---  On (date) pursuant to
    to (a)(2) of Rule 485                paragraph (a)(2) of Rule 485


If appropriate, check the following box:

--- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SEC CORRESPONDENCE




	January 30, 2002


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, D.C. 20549

Re:	Managers AMG Funds
Post-Effective Amendment No. 14 to
Registration Statement on Form N-1A
Securities Act of 1933 Registration No.333-84639
Investment Company Act of 1940 File No. 811-9521

Ladies and Gentlemen:

On behalf of Managers AMG Funds (the "Registrant?), we hereby file electronically with the Securities and Exchange Commission (the ?Commission?), pursuant to Rule
485(b) under the Securities Act of 1933, as amended (the
?Securities Act?), and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant (the
?Registration Statement?), together with the exhibits indicated as being filed therewith.

As indicated on the cover page of the Registration
Statement, the Registration Statement is to become effective on January 31, 2002, pursuant to paragraph (b) of Rule 485 under the Securities Act.

The Registration Statement is being filed to update the financial statements for Frontier Growth Fund, Frontier
Small Company Value Fund and First Quadrant Tax-Managed
Equity Fund (the "Funds") and to make certain non-material changes to the Registration Statement with respect to the Funds as deemed appropriate by the Registrant. Our review of the Registration Statement has not revealed any disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

If you have any questions with respect to the Registration Statement, please do not hesitate to telephone the undersigned at (617 ) 570-1050.

                                  Sincerely,

                                  /s/ Jackson B.R. Galloway

                                  Jackson B.R. Galloway


cc:  Peter M. Lebovitz
     Donald S. Rumery
       The Managers Funds LLC
     John Kingston III
       Affiliated Managers Group, Inc.
     Philip H. Newman, Esq.
       Goodwin Procter LLP

                  [MANAGERS AMG FUNDS LOGO]

          [FONTIER CAPITAL MANAGEMENT COMPANY LOGO]

               FRONTIER SMALL COMPANY VALUE FUND
                    FRONTIER GROWTH FUND
                   ----------------------
                        PROSPECTUS
                   DATED JANUARY 31, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

                         TABLE OF CONTENTS
                                                          PAGE
KEY INFORMATION                                            1
     Summary of the Goals, Principal Strategies
       and Principal Risk Factors of the Funds             1
PERFORMANCE SUMMARY                                        4
     Growth Fund                                           4
     Small Company Value Fund                              5
FEES AND EXPENSES OF THE FUNDS                             6
     Fees and Expenses                                     6
     Example                                               6
FRONTIER SMALL COMPANY VALUE FUND                          7
     Objective                                             7
     Principal Investment Strategies                       7
     Should You Invest in this Fund?                       7
FRONTIER GROWTH FUND                                       9
     Objective                                             9
     Principal Investment Strategies                       9
     Should You Invest In This Fund?                       9
MANAGERS AMG FUNDS                                        11
     Small Company Value Fund                             11
     Growth Fund                                          12
FINANCIAL HIGHLIGHTS                                      13
     Small Company Value Fund                             13
     Growth Fund                                          14
YOUR ACCOUNT                                              15
     Minimum Investments in the Funds                     15
HOW TO PURCHASE SHARES                                    16
DISTRIBUTION PLAN                                         16
HOW TO SELL SHARES                                        17
INVESTOR SERVICES                                         17
OPERATING POLICIES                                        18
ACCOUNT STATEMENTS                                        18
DIVIDENDS AND DISTRIBUTIONS                               18
TAX INFORMATION                                           19
CONTACT INFORMATION                                       20
ADDITIONAL INFORMATION                                    21

                      KEY INFORMATION

     This Prospectus contains important information for anyone interested in investing in the Frontier Small
Company Value Fund (the "Small Company Value Fund") and/or the Frontier Growth Fund (the "Growth Fund" and, together with the Small Company Value Fund, the "Funds"), each a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL
RISK FACTORS OF THE FUNDS

     The following is a summary of the goals, principal strategies and principal risk factors of the Funds.


                                                            PRINCIPAL
FUND           GOAL              PRINCIPAL STRATEGIES       RISK FACTORS
----           ----              --------------------       --------------
SMALL COMPANY  Long-term capital Invests in the equity      Market Risk
VALUE FUND     appreciation      securities of small        Management Risk
                                 capitalization companies   Sector Risk
                                 that Frontier believes     Small-Cap Company
                                 are undervalued              Risk
                                                            Value Stock Risk
                                 Invests in companies
                                 that, at the time of
                                 purchase, have market
                                 capitalizations between
                                 $100 million and $1.5
                                 billion and are priced
                                 below three (3) times
                                 book value

                                 Ordinarily invests in 50
                                 to 100 companies that are
                                 selected from all sectors
                                 of the market based upon a
                                 bottom-up analysis of each
                                 company's fundamentals;
                                 currently, the Fund
                                 focuses on companies in
                                 the financial services,
                                 consumer discretionary,
                                 technology, producer
                                 durables, utilities and
                                 materials and processing
                                 sectors
-------------------------------------------------------------------------
Growth Fund    Long-term capital Invests primarily in      Market Risk
               Appreciation      common stocks of U.S.     Management Risk
                                 companies with the        Growth Stock Risk
                                 potential for long-term   Large and Mid-Cap
                                 growth                      Stock Risk
                                                           Sector Risk
                                 Invests primarily in
                                 companies with
                                 capitalizations of at
                                 least $1 billion, although
                                 it may invest in companies
                                 of any size

                                 Ordinarily invests in 80
                                 to 120 companies that are
                                 believed to have superior
                                 earnings growth potential;
                                 companies are selected
                                 from all sectors of the
                                 market based upon a
                                 bottom-up analysis of each
                                 company's fundamentals;
                                 currently the Fund focuses
                                 on companies in the
                                 technology, health care,
                                 consumer growth, producer
                                 durables, financial
                                 services and communications
                                 sectors


     All investments involve some type and level of risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.
Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. The following is a discussion of the principal risk factors of the Funds.

GROWTH STOCK RISK (GROWTH FUND)

     Growth stocks may be more sensitive to market
movements because their prices tend to reflect future
investor expectations rather than just current profits.
As investors perceive and forecast good business prospects,
they are willing to pay higher prices for securities.
Higher prices therefore reflect higher expectations.   If
such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Growth Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Growth Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

LARGE AND MID-CAP STOCK RISK (GROWTH FUND)

During good market and economic conditions, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies. For these and other reasons, the Growth Fund may underperform other stock funds (such as small-company stock funds) when stocks of large and medium-sized companies are out of favor.

MARKET RISK

     The Funds are subject to the risks generally of investing in stocks, commonly referred to as "market risk."
Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Funds' portfolios of investments is also likely to decrease in value. The increase or decrease in the value of the Funds' investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK

     The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Funds to underperform other funds with similar objectives. The success of the Funds' investment strategy depends significantly on the skill of Frontier Capital
Management Company, LLC ("Frontier") in assessing the potential of the securities in which the Funds invest.
Frontier will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

SECTOR RISK

     Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. A Fund's exposure to this risk with respect to any sector will generally vary in proportion to the Fund's investment in that sector. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

SMALL-CAP COMPANY RISK (SMALL COMPANY VALUE FUND)

     Small capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Small Company
Value Fund may underperform other stock funds (such as large-company stock funds) when stocks of smaller companies are out of favor.

VALUE STOCK RISK (SMALL COMPANY VALUE FUND)

     "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Small Company Value Fund may underperform other stock funds (such as larger company growth stock funds) when smaller company value stocks are out of favor.

                 PERFORMANCE SUMMARY

GROWTH FUND

     The following bar chart and table illustrate the risks of investing in the Growth Fund and includes, for periods prior to the Growth Fund's inception on October 2, 2000, the year-by-year total return of Frontier Growth Fund, L.P., the predecessor to the Growth Fund. The chart and table illustrate how the performance of the Growth Fund and its predecessor have varied over the past ten years, assuming that all dividend and capital gain distributions have been reinvested. The predecessor fund began operations on March 7, 1988, and its objectives, policies, guidelines and restrictions were, in all material respects, the same as the Growth Fund's. The predecessor fund was not registered as a mutual fund and therefore was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized SEC method, except that quarterly rather than daily fund values were used. Past performance does not guarantee future results.

                    FRONTIER GROWTH FUND
          ANNUAL TOTAL RETURNS - LAST TEN CALENDAR YEARS*


                  TOTAL
         YEAR    RETURNS
         ----    -------
         1992     8.77%
         1993     5.34%
         1994    -5.13%
         1995    26.08%
         1996    16.25%
         1997    15.47%
         1998    31.65%
         1999    42.59%
         2000    -2.82%
         2001   -22.95%



          Best Quarter:*       33.23%     (4th Quarter 1998)
          Worst Quarter:      -22.95%     (1st Quarter 2001)
          Most Recent Return
            Information:      -22.95%     (Jan. 1, 2001 - Dec. 31, 2001)

*Reflects performance of predecessor fund for periods prior to the Growth Fund's inception on October 2, 2000.

     The following table compares the Growth Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for the Growth
Fund and the applicable Index. As always, the past performance of the Growth Fund is not an indication of how the Growth Fund will perform in the future.

              AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01


                     1 Year    5 Years     10 Years
                     ------    -------     --------
Growth Fund         -22.95%     10.17%       9.97%
S&P 500 Index       -11.89%     10.70%      12.94%


     The S&P 500 Index is a market-capitalization weighted index of 500 U.S. common stocks.

SMALL COMPANY VALUE FUND

     The following bar chart provides an indication of the risks of investing in the Small Company Value Fund by showing the Small Company Value Fund's performance since inception on February 28, 2001 and how that performance has varied.

            FRONTIER SMALL  COMPANY VALUE FUND
        TOTAL RETURN SINCE INCEPTION FEBRUARY 28, 2001*


                          Total
          Year           Return
          ----           ------
          2001           15.12%



Best Quarter:            21.30%    (4th Quarter 2001)
Worst Quarter:          -14.96%    (3rd Quarter 2001)
Most Recent Return
  Information:           15.12%    (Feb. 28, 2001* - Dec. 31, 2001)

*  Commencement of operations.

     The following table compares the Small Company Value
Fund performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for the Small Company Value Fund and the index. As always, the past performance of the Small Company Value Fund is not an indication of how the Small Company Value Fund will perform in the future.

TOTAL RETURNS FROM INCEPTION THROUGH 12/31/01


Small Company Value Fund           15.12%
Russell 2000 Value Index           11.11%


* The Russell 2000 Value Index is a market-capitalization weighted index of 2000 U.S. common stocks.

Small Company Value Fund commenced operations February 28, 2001.

                FEES AND EXPENSES OF THE FUNDS

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)	     None
Maximum Deferred Sales Charge (Load)                 None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions	             None
Redemption Fee                                       None
Exchange Fee                                         None
Maximum Account Fee                                  None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                   Small Company
                                    Value Fund           Growth Fund
                                   -------------         -----------
Management Fee                        1.10%                 0.85%
Distribution (12b-1) Fees             0.25%                 0.25%
Other Expenses                        1.16%                 1.13%
                                      -----                 -----
Total Annual Fund Operating Expenses  2.51%                 2.23%
Fee Waiver and Reimbursement         -1.02%1               -0.99%1
                                      -----                 -----
Net Annual Fund Operating Expenses    1.49%                 1.24%
                                      =====                 =====


     1 The Managers Funds LLC and Frontier have contractually agreed to limit Net Annual Fund Operating
Expenses to 1.49% and 1.24% of the Small Company Value
Fund's and the Growth Fund's average annual net assets, respectively, subject to later reimbursement by the respective Fund in certain circumstances. See "Managers
AMG Funds." This agreement will not terminate earlier than September 30, 2002.

EXAMPLE

     The following Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Funds' operating expenses remain the same.
Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
                          ------     -------    -------    --------

Small Company Value Fund   $152        $684      $1,244     $2,769
Growth Fund                $126        $602      $1,104     $2,487


     The Example reflects the impact of each Fund's contractual expense limitation for the period through September 30, 2002.

     The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

               FRONTIER SMALL COMPANY VALUE FUND
OBJECTIVE

     The Small Company Value Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Small Company Value Fund invests at least 80% of its net assets in equity securities of small capitalization companies. Currently, the term "small capitalization companies" refers to companies that, at the time of purchase, have market capitalizations between $100 million and $1.5 billion. Frontier selects stocks that, based on its research, it believes are undervalued and are priced below three (3) times book value. The Small Company Value
Fund's equity investments will consist of common stocks, preferred stocks and convertible preferred stocks.
Ordinarily, the Small Company Value Fund invests in 50 to
100 companies that are selected based upon a bottom-up analysis of each company's fundamentals. Currently, the Small Company Value Fund focuses on companies in the financial services, consumer discretionary, technology, producer durables, utilities and materials and processing sectors.

     Frontier serves as sub-adviser to the Small Company
Value Fund. Frontier's investment process will emphasize valuation and earnings potential. Frontier evaluates companies for investment using traditional bottom-up fundamental research methods including assessments of earnings quality, return on capital, earnings potential compared to consensus estimates, quality of management, financial leverage (a comparison of corporate debt to equity), growth trends, insider buying and internal or external catalysts to improved performance. In addition to price to book value, the valuation metrics to be reviewed include market capitalization to revenue, free cash flow yield, enterprise value to earnings, comparison to private market value, and investment risk/reward. Generally, Frontier will sell a security if the company's earnings fundamentals are deteriorating, or if it believes valuations are above sustainable or historical levels.

     For temporary or defensive purposes, the Small Company
Value Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements.
To the extent that the Small Company Value Fund is invested in these instruments, the Small Company Value Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

This Fund MAY be suitable if you:

     *  Are seeking exposure to equity markets
     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns
     *  Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

     *  Are seeking stability of principal
     *  Are investing with a shorter time horizon in mind
     *  Are uncomfortable with stock market risk
     *  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

              FRONTIER GROWTH FUND

OBJECTIVE

     The Growth Fund's objective is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     The Growth Fund invests primarily in common stocks of U.S. companies with the potential for long-term growth.
Although the Growth Fund may invest in companies of any size, the Growth Fund will invest primarily in companies with market capitalizations greater than $1 billion.
Ordinarily, the Growth Fund invests in 80 to 120 companies that Frontier believes have superior earnings growth potential. Companies are selected from all sectors of the market based upon a bottom-up analysis of each company's fundamentals. Currently, the Growth Fund focuses on companies in the technology, health care, consumer growth, producer durables, financial services and communications sectors. Generally, the Growth Fund limits its investments in any specific company to 5% of its assets.

     Frontier serves as sub-adviser to the Growth Fund.
Frontier's investment process begins with the identification of business sectors it believes possess above-average growth potential. Frontier seeks to identify such economic sectors based upon an analysis of economic, political, and other relevant trends. Frontier then seeks to identify a limited number of major industries in such sectors as likely beneficiaries of these trends. Further industry research is conducted through company visits, attendance at industry conferences and meetings with Wall
Street analysts. Frontier then looks for individual investments through a combination of computerized screening and traditional fundamental investment research.
The computerized screening techniques developed by Frontier focus on companies with dividend growth, equity growth, earnings growth, earnings momentum, and earnings surprises.
Once the systematic screening of companies is complete, a focus list of several hundred companies is developed. This list of companies is then analyzed using traditional fundamental research methods including an assessment of management strengths, corporate strategy, product positioning and financial outlook.

     For temporary or defensive purposes, the Growth Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Growth Fund is invested in these instruments, the Growth Fund will not be pursuing its investment objective.

SHOULD YOU INVEST IN THIS FUND?

This Fund MAY be suitable if you:

     * Are seeking an opportunity for some equity returns in your investment portfolio
     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns
     *  Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

     *  Are seeking stability of principal
     *  Are investing with a shorter time horizon in mind
     *  Are uncomfortable with stock market risk
     *  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies industries and markets. This Fund is not a complete investment program and there is no guarantee that it will reach its stated goals.

                   MANAGERS AMG FUNDS

     Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Small Company Value Fund and Growth Fund are two of the funds currently available in the fund family.

     The Managers Funds LLC (the "Investment Manager" or
"TMF"), located at 40 Richards Avenue, Norwalk CT 06854, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for each Fund's overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Frontier, the sub-adviser of the Funds and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of each of the Funds.

     Frontier has day-to-day responsibility for managing each Fund's portfolio. Frontier, located at 99 Summer
Street, Boston, Massachusetts 02110, is the successor firm to Frontier Capital Management Company, Inc., which was formed in 1980. Affiliated Managers Group, Inc. indirectly owns a majority interest in Frontier. As of December 31, 2001, Frontier had assets under management of approximately
$4.4 billion.

SMALL COMPANY VALUE FUND

     Thomas W. Duncan, Jr. and William A. Teichner, CFA are the portfolio managers for the Small Company Value
Fund.  Mr. Duncan is a Senior Vice President of Frontier.
Prior to that he held the position of Vice President since 1996. Prior to that time, Mr. Duncan was a Research Analyst with Frontier from 1993. Mr. Teichner is also a Vice President of Frontier, a position he has held since 1995.

     The Small Company Value Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.10% of the average daily net assets of the Small Company Value Fund. The Investment
Manager, in turn, pays Frontier 1.10% of the average daily net assets of the Small Company Value Fund for its services as sub-adviser. Under its investment management agreement with the Small Company Value Fund, the Investment Manager provides a variety of administrative services to the Small Company Value Fund. The Investment Manager receives no additional compensation from Small Company Value Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to Small Company
Value Fund.

     The Investment Manager has contractually agreed, through September 30, 2002, to waive fees and pay or reimburse the Small Company Value Fund to the extent total expenses of the Small Company Value Fund exceed 1.49% of the Small Company Value Fund's average daily net assets.
The Small Company Value Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Small Company Value Fund's expenses in any such future year to exceed 1.49% of the Small Company Value Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

GROWTH FUND

     J. David Wimberly, CFA, and Stephen M. Knightly, CFA, are the portfolio managers for the Growth Fund. Mr.
Wimberly is the Chairman of Frontier, a position he has held since 1980. Mr. Knightly is a Senior Vice President of Frontier. Prior to that he held the position of Vice
President since December 1994.

     The Growth Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Growth Fund. The Investment Manager, in turn, pays
Frontier 0.85% of the average daily net assets of the Growth Fund for its services as sub-adviser. Under its investment management agreement with the Growth Fund, the Investment Manager provides a variety of administrative services to the Growth Fund. The Investment Manager receives no additional compensation from Growth Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to Growth Fund.


     The Investment Manager has contractually agreed, through September 30, 2002, to waive fees and pay or reimburse the Growth Fund to the extent total expenses of the Fund exceed 1.24% of the Growth Fund's average daily net assets. The Growth Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Growth Fund's expenses in any such future year to exceed 1.24% of the Growth Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

                   FINANCIAL HIGHLIGHTS

     The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in either Growth
Fund or Small Company Value Fund. It assumes reinvestment of all dividends and distributions. This information, derived from the Funds' Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds' Annual Report, which is available upon request.

-----------------------------------------------------------
FRONTIER SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period* ended
September 30, 2001
-----------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.00
                                                    -------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                             0.02
     Net realized and unrealized loss on investments  (0.53)
                                                    -------

          Total from investment operations            (0.51)
                                                    -------

NET ASSET VALUE, END OF PERIOD                      $  9.49
                                                    =======
-----------------------------------------------------------
Total Return (a)                                     ( 5.10)% (b)
===========================================================
Ratio of net expenses to average net assets            1.49%  (c)

Ratio of net investment loss to average net assets    (0.45)% (c)

Portfolio turnover                                       79%  (b)

Net assets at end of period (000's omitted)        $ 10,108
===========================================================
Expense Reductions (d)

Ratio of total expenses to average net assets          2.51%  (c)

Ratio of net investment loss to average net assets    (0.57)% (c)
===========================================================

*  Commencement of operations was February 28, 2001.

(a) Total return would have been less absent the expense reductions.
(b)  Not annualized.
(c)  Annualized.
(d)  Ratio information assuming no reduction of Fund expenses.

-----------------------------------------------------
FRONTIER GROWTH FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year ended
  September 30, 2001
-----------------------------------------------------


NET ASSET VALUE, BEGINNING OF YEAR                 $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                (0.04)
  Net realized and unrealized loss on investments    (4.49)
                                                   -------

          Total from investment operations           (4.53)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized loss on investments                   (0.03)
                                                   -------

NET ASSET VALUE, END OF YEAR                       $  5.44
                                                   =======
----------------------------------------------------------
Total Return (a)                                    (45.40)%
==========================================================
Ratio of net expenses to average net assets           1.24%

Ratio of net investment loss to average net assets   (0.55)%

Portfolio turnover                                     126%

Net assets at end of year (000's omitted)         $  6,299
==========================================================
Expense Offsets (b)

Ratio of total expenses to average net assets         2.23%

Ratio of net investment loss to average net assets   (1.55)%
==========================================================

(a) Total return would have been less absent the expense reductions.
(b) Ratio information assuming no reduction of Fund expenses.

                     YOUR ACCOUNT

     As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE PER SHARE (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. Each Fund's NAV is equal to the Fund's net worth
(assets minus liabilities) divided by the number of shares outstanding. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York
Time.

     Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

     Cash investments in the Funds must be in U.S. dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the applicable Fund or State Street Bank and Trust
Company will be accepted.

     The following provides the minimum initial and additional investments in the Funds:


                                  INITIAL INVESTMENT    ADDITIONAL INVESTMENT
                                  ------------------    ---------------------
Regular accounts                       $25,000               $1,000
Traditional IRA                         25,000                1,000
Roth IRA                                25,000                1,000


     The Funds or the Distributor may, in its discretion, waive the minimum and initial investment amounts at any time.

     If you invest through a third party such as a bank, broker-dealer or other fund distribution organization, rather than directly with the Trust, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

                    HOW TO PURCHASE SHARES

                                Initial Purchase     Additional Purchases
                                ----------------     --------------------
Through your Investment   Contact your investment    Send any additional
Advisor                   advisor or other invest-   monies to your invest-
                          ment professional.         ment professional
                                                     at the address appear-
                                                     ing on your account
                                                     statement.

All Shareholders:         Complete the account
                          application.

*  By Mail                Mail the application and   Write a letter of
                          a check payable to         instruction and a check
                          Managers AMG Funds to:     payable to Managers AMG
                                                     Funds to:

                          Managers AMG Funds         Managers AMG Funds
                          c/o Boston Financial       c/o Boston Financial
                          Data Services, Inc.        Data Services, Inc.
                          P.O. Box 8517              P.O. Box 8517
                          Boston, MA 02266-8517      Boston, MA 02266-8517

                                                     Include your account #
                                                     and Fund name on your
                                                     check

*  By Telephone           Not Available              If your account has
                                                     already been estab-
                                                     lished, call the
                                                     Transfer Agent at
                                                     (800) 252-0682. The
                                                     minimum additional
                                                     investment is $1,000

*  By Internet            Not Available              If your account has
                                                     already been estab-
                                                     lished, see our
                                                     website at
                                                     http://www.managersamg.c
                                                     om.  The minimum addi-
                                                     tional investment is
                                                     $1,000


NOTE:  IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO
15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

FOR BANK WIRES:  Please call and notify the Fund at (800)
252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA
#011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO
Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                     DISTRIBUTION PLAN

     The Funds have adopted a distribution plan to pay for the marketing of shares of the Funds. Under the plan, the Board of Trustees has authorized payments at an annual rate of up to 0.25% of each Fund's average daily net assets to the Distributor for providing distribution services.
Because fees for the marketing of each Fund's shares are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in such Fund and may cost more than other types of applicable sales charges.

                    HOW TO SELL SHARES

     You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's
Transfer Agent receives your order. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.


                                              Instructions
                                              ------------
Through your Investment Advisor    Contact your investment advisor or other
                                   investment professional.

All Shareholders:

*  By Mail                         Write a letter of instruction containing:

                                        *  the name of the Fund
                                        *  dollar amount or number of shares to
                                           be sold
                                        *  your name
                                        *  your account number
                                        *  signatures of all owners on account

                                   Mail letter to:

                                        Managers AMG Funds
                                        c/o Boston Financial Data Services, Inc.
                                        P.O. Box 8517
                                        Boston, MA 02266-8517

*  By Telephone                    If you elected telephone redemption
                                   privileges on your account application, call
                                   us at (800) 252-0682.

*  By Internet                     See our website at http://www.managersamg.com


Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

     Redemptions of $50,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

     Telephone redemptions are available only for redemptions which are below $50,000.

                        INVESTOR SERVICES

     Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

     Automatic Investments allows you to make automatic deductions from a designated bank account.

     Systematic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

     Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

     The Funds have an Exchange Privilege which allows you to exchange your shares of the Funds for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. Be sure to read the Prospectus of any fund that you wish to exchange into.
You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

                     OPERATING POLICIES

     The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

     The Funds are series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time.
Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

     The Funds reserve the right to:

     * redeem an account if the value of the account falls below $5,000 due to redemptions;

     * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange
        Commission;

     *  change the minimum investment amounts;

     * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

     * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

     *  refuse a purchase order for any reason;

     * refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion);

     * after prior warning and notification, close an account due to excessive trading; and

     * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                    ACCOUNT STATEMENTS

     You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.

                DIVIDENDS AND DISTRIBUTIONS

     Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December.

     We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise.
You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                    TAX INFORMATION

     Please be aware that the following tax information is general and refers to the provisions of the Internal
Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Funds.

     All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

     Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

     Federal law requires the Funds to withhold taxes on distributions paid to shareholders who;

     * fail to provide a social security number or taxpayer identification number;

     * fail to certify that their social security number or taxpayer identification number is correct; or

     * fail to certify that they are exempt from withholding.

               MANAGERS AMG FUNDS
         FRONTIER SMALL COMPANY VALUE FUND
              FRONTIER GROWTH FUND

INVESTMENT MANAGER
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISER
Frontier Capital Management Company, LLC
99 Summer Street
Boston, Massachusetts 02110

DISTRIBUTOR
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut  06854-2325

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
Boston Financial Data Services, Inc.
Attn:  Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski

*Interested Person

Additional Information

     Additional information for the Funds, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

     By Telephone:          Call 1-800-835-3879

     By Mail:               Managers AMG Funds
                            40 Richards Avenue
                            Norwalk, CT 06854

     On the Internet:       Electronic copies are available
                            on our website at
                            http://www.managersamg.com

     A current Statement of Additional Information for each Fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Funds also may be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public
Reference Room.

Investment Company Act Registration Number 811-9521

                      [MANAGERS AMG FUNDS LOGO]

                  FRONTIER SMALL COMPANY VALUE FUND

                         FRONTIER GROWTH FUND
                  ---------------------------------
                 STATEMENT OF ADDITIONAL INFORMATION

                        DATED JANUARY 31, 2002
---------------------------------------------------------------
     You can obtain a free copy of the Prospectus of the Frontier Small Company Value Fund (the "Small Company Value Fund") and the Frontier Growth Fund (the "Growth Fund" and, collectively with the Small Company Value Fund, the "Funds") by calling Managers AMG Funds at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

     This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds'
Prospectus.

     The Financial Statements of the Funds, including the Report of Independent Accounts, for the fiscal year ending September 30, 2001 are included in the Funds' Annual Report and are available without charge by calling Managers AMG Funds at (800) 635-3479.


                         TABLE OF CONTENTS
                                                                    PAGE
                                                                    ----
GENERAL INFORMATION                                                   1
ADDITIONAL INVESTMENT POLICIES                                        1
Investment Techniques and Associated Risks                            2
Diversification Requirements for the Funds                            7
Fundamental Investment Restrictions                                   7
Temporary Defensive Position                                          8
Portfolio Turnover                                                    8
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                           8
Trustees' Compensation                                               10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                  10
Control Persons                                                      10
Management Ownership                                                 11
MANAGEMENT OF THE FUND                                               11
Investment Manager and Sub-Adviser                                   11
Compensation of Investment Manager and Sub-Adviser by the Fund       12
Fee Waivers and Expense Limitations                                  12
Investment Management and Sub-Advisory Agreements                    13
Reimbursement Agreement                                              14
Code of Ethics                                                       14
Distribution Arrangements                                            14
Custodian                                                            15
Transfer Agent                                                       15
Independent Public Accountants                                       15
BROKERAGE ALLOCATION AND OTHER PRACTICES                             15
PURCHASE, REDEMPTION AND PRICING OF SHARES                           16
Purchasing Shares                                                    16
Redeeming Shares                                                     17
Exchange of Shares                                                   17
Net Asset Value                                                      18
Dividends and Distributions                                          18
Distribution Plan                                                    18
CERTAIN TAX MATTERS                                                  19
Federal Income Taxation of Funds-in General                          19
Taxation of the Funds' Investments                                   19
Federal Income Taxation of Shareholders                              20
Foreign Shareholders                                                 20
State and Local Taxes                                                20
Other Taxation                                                       21
PERFORMANCE DATA                                                     21
Total Return                                                         21
Performance Comparisons                                              21
Massachusetts Business Trust                                         22
Description of Shares                                                22
Additional Information                                               24


GENERAL INFORMATION

     This Statement of Additional Information relates only to the Frontier Small Company Value Fund and the Frontier Growth Fund.
Each Fund is a series of shares of beneficial interest of Managers AMG Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the "Trust"). The Trust was organized on June 18, 1999.

     This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

     The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Funds and is responsible for the overall administration of the Funds. See
"Management of the Funds."

ADDITIONAL INVESTMENT POLICIES

     The following is additional information regarding the policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Funds are both diversified open-end management investment companies.

SMALL COMPANY VALUE FUND

     The Small Company Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in equity securities, that at the time of the Fund's purchase, have market capitalizations of between $100 million and $1.5 billion. Frontier selects stocks that it believes are undervalued and are priced below three (3) times book value. The Small Company Value Fund's equity investments will consist of common stocks, preferred stocks and convertible preferred stocks. Ordinarily, the Small Company Value Fund invests in 50 to 100 companies that are selected based upon a bottom-up analysis of each company's fundamentals. Currently, the Small Company Value Fund focuses on companies in the financial services, consumer discretionary, technology, producer durables, utilities and materials and processing sectors.

     Frontier serves as sub-advisor to the Small Company Value Fund. Frontier's investment process will emphasize valuation and earnings potential. Frontier evaluates companies for investment using traditional bottom-up fundamental research methods including assessments of earnings quality, return on capital, earnings potential compared to consensus estimates, quality of management, financial leverage (a comparison of corporate debt to equity), growth trends, insider buying and internal or external catalysts to improved performance. In addition to price to book value, the valuation metrics to be reviewed include market capitalization to revenue, free cash flow yield, enterprise value to earnings, comparison to private market value, and investment risk/reward. Generally, Frontier will sell a security if the company's earnings fundamentals are deteriorating, or if it believes valuations are above sustainable or historical levels.

GROWTH FUND

     The Growth Fund invests primarily in common stocks of U.S. companies with the potential for long-term growth. Although the Growth Fund may invest in companies of any size, the Growth Fund will invest primarily in companies with market capitalizations greater than $1 billion. Ordinarily, the Growth Fund invests in 80 to 120 companies that Frontier believes have superior earnings growth potential. Companies are selected from all sectors of the market based upon a bottom-up analysis of each company's fundamentals.

     Currently, the Growth Fund focuses in the technology, health care, consumer growth, producer durables, financial services and communications sectors. Generally, the Growth Fund limits its investments in any specific company to 5% of its assets.

     Frontier serves as sub-adviser to the Growth Fund. Frontier's investment process begins with the identification of business sectors it believes possess above-average growth potential. Frontier seeks to identify such economic sectors based upon an analysis of economic, political, and other relevant trends. Frontier then seeks to identify a limited number of major industries in such sectors as likely beneficiaries of these trends. Further industry research is conducted through company visits, attendance at industry conferences and meetings with Wall Street analysts. Frontier then looks for individual investments through a combination of computerized screening and traditional fundamental investment research. The computerized screening techniques developed by Frontier focus on companies with dividend growth, equity growth, earnings growth, earnings momentum, and earnings surprises.
Once the systematic screening of companies is complete, a focus list of several hundred companies is developed. This list of companies is then analyzed using traditional fundamental research methods including an assessment of management strengths, corporate strategy, product positioning and financial outlook.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The following are descriptions of the types of securities that may be purchased by the Funds. Also see "Diversification
Requirements for the Funds."

     (1) Cash Equivalents. The Funds may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     Bankers Acceptances. The Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

     Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

     Certificates of Deposit. The Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

     Commercial Paper. The Funds may invest in commercial paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

     Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Board of Trustees. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Funds enter into repurchase agreements for more than seven days.

     Repurchase agreements could have certain risks that may adversely affect the Funds. If a seller defaults, the Funds may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

     (2) Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

     The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Funds will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

     (3) Emerging Market Securities. The Funds may invest some of their assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

     Investors should be aware that the value of a Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

     (4) Foreign Securities. The Funds may invest in foreign securities either directly or indirectly in the form of American Depository Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers.
Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     Investors should be aware that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

     Forward Foreign Currency Exchange Contracts. The Funds may purchase or sell equity securities of foreign countries. Therefore, a portion of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.

     In such a contract, a Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Funds will not enter into contracts that are greater than 90 days.

     Forward foreign currency contracts have additional risks.
It may be difficult to determine the market movements of the currency. The value of a Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Funds may incur costs in converting foreign currency.

     If the Funds engage in an offsetting transaction, the Funds will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where a Fund enters into a transaction with the bank upon maturity of the original contract. The Funds must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

     Foreign Currency Considerations. The Funds may invest some of their assets in securities denominated in foreign currencies. The Funds will compute and distribute the income earned by the Funds at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Funds earn the income and the time that the income is converted into U.S. Dollars, the Funds may be required to sell their securities in order to make distributions in U.S. Dollars. As a result, the liquidity of a Fund's securities may have an adverse affect on such Fund's performance.

     (5) Futures Contracts. The Funds may buy and sell futures contracts and options on future contracts to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs, or protect the value of their portfolios against changes in the prices of the securities in which they invest. When the Funds buy or sell a futures contract, the Funds must segregate cash and/or liquid securities equivalent to the value of the contract.

     There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Funds desire to do so.

     Equity Index Futures Contracts. The Funds may enter into equity index futures contracts. An equity index futures contract is an agreement for the Funds to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Funds enter into this type of contract, the Funds make a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

     (6) Illiquid Securities, Private Placements and Certain Unregistered Securities. The Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Neither Fund may acquire illiquid holdings if, as a result, more than 15% of that Fund's total assets would be in illiquid investments. Subject to this Fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the relevant Fund's portfolio. The price a Fund's portfolio may pay for illiquid securities or may receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

     The Funds may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

     Investors should be aware that the Funds may be subject to a risk if the Funds should decide to sell these securities when a buyer is not readily available and at a price which the Funds believe represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Funds may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Funds may obtain a less favorable price than was available when it had first decided to sell the security.

     (7) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions.
General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

     (8) Option Contracts. Covered Call Options. The Funds may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

     A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price.
A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

     The Funds may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Funds make a closing purchase transaction when they buy a call option on the same security or contract with the same price and expiration date. As a result, the Funds will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

     There are risks associated with writing covered call options. The Funds are required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Funds may increase due to the writing of a covered call option.

     Covered Put Options. The Funds may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

     A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract. The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

     The Funds may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Funds make a closing purchase transaction when they buy a put option on the same security or contract with the same price and expiration date. As a result, the Funds will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

     There are risks associated with writing covered put options. The Funds are required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Funds may increase due to the writings of a covered put option.

     Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub-Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Funds lend their portfolio securities.

     Puts and Calls. The Funds may buy options on individual stocks, equity indices and equity futures contracts. The Funds' purpose in buying these puts and calls is to protect themselves against an adverse affect in changes of the general level of market prices in which the Funds operate. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

     (9) Rights and Warrants. The Funds may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

     (10) Securities Lending. The Funds may lend their portfolio securities in order to realize additional income. This lending is subject to each Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash in a variety of money market instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

     (11) Segregated Accounts. The Funds will establish a segregated account with their Custodian after they have entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

     (12) Short Sales.  The Funds may enter into short sales.
The Funds enter into a short sale when they sell a security that they do not own. A broker retains the proceeds of the sales until the Funds replace the sold security. The Funds arrange with the broker to borrow the security. The Funds must replace the security at its market price at the time of the replacement.
As a result, the Funds may have to pay a premium to borrow the security and the Funds may, but will not necessarily, receive any interest on the proceeds of the sale. The Funds must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Funds' obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Funds replace the security, the Funds will incur a loss. If the price declines during that period, the Funds will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Funds will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Funds will have to pay in connection with the short sale. For tax planning reasons, the Funds may also engage in short sales with respect to a security that the Funds currently hold or have a right to acquire, commonly referred to as a "short against the box."

     (13) When-Issued Securities. The Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Funds until a settlement takes place. At the time the Funds make a commitment to purchase securities on a when-issued basis, the Funds will record the transaction, reflect the daily value of the securities when determining the net asset value of the Funds, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

     To facilitate these transactions, the Funds will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Funds will meet their obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Funds choose to dispose of the right to acquire a when-issued security prior to its acquisition, they could incur a loss or a gain due to market fluctuation. Furthermore, the Funds may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Funds to hedge against unanticipated changes in interest rates.

DIVERSIFICATION REQUIREMENTS FOR THE FUNDS

     The Funds intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the relevant Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may not:

     (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

     (2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

     (4)  Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

     (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
Government or its agencies or instrumentalities).

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

     Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and
Exchange Commission.

TEMPORARY DEFENSIVE POSITION

     For temporary or defensive purposes, the Funds may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Funds are invested in these instruments, the Funds will not be pursuing their investment objectives.

PORTFOLIO TURNOVER

     Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the relevant Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Funds.

     The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

     For the period October 2, 2000 (commencement of operations) through September 30, 2001, the portfolio turnover rate for the Growth Fund was 126%. For the period February 28, 2001 (commencement of operations) through September 30, 2001, the portfolio turnover rate for the Small Company Value Fund was 79%.

                  BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 40 Richards Avenue, Norwalk, CT 06854.

JACK W. ABER - Trustee; Professor of Finance, Boston University School of Management since 1972. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and Managers Trust II. His address is 595 Commonwealth Avenue, Boston, Massachusetts 02215. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner, Longboat Retirement Planning Solutions. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and Managers Trust II. His address is 380 Gulf of Mexico Drive, Longboat Key, Florida 34228. His date of birth is September 23, 1941.

SEAN M. HEALEY* - Trustee; President and Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. Director of Affiliated Managers Group, Inc. since May 2001. From April 1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through
March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice President. His address is 600 Hale Street, Prides Crossings, MA 01965. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and Managers Trust II. His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox Hamilton & Putnam since 1977. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, The Managers Trust I and The Managers Trust II. His address is 1100 One Penn Center, Philadelphia, Pennsylvania 19103. His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee; Professor, University of California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, The Managers Trust I and The Managers Trust II. His address is 571 Woodmont Avenue, Berkeley, California 94708-1246. His date of birth is June 5, 1958.

PETER M. LEBOVITZ - President; President and Chief Executive Officer of The Managers Funds LLC. From September 1994 to April 1999, he was Managing Director of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). President of Managers Distributors, Inc. since December 2000. From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Principal Accounting Officer; Director of Finance and Planning of The Managers Funds LLC (formerly The Managers Funds, L.P.) since December 1994. Treasurer and Principal Accounting Officer of Managers Distributors, Inc. since December 2000. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary; Vice President and Associate General Counsel of Affiliated Managers Group, Inc. since March 1999. Director and Secretary of Managers Distributors, Inc. since December 2000. From June 1998 to February 1999, he served in a general counseling capacity with Morgan Stanley Dean Witter Investment Management, Inc. From September 1994 to May 1998 he was an Associate with Ropes & Gray. His date of birth is October 23, 1965.

*  Mr. Healey is an "interested person" (as defined in the 1940
   Act) of the Trust.

TRUSTEES' COMPENSATION

     COMPENSATION TABLE:


Name of             Aggregate Compensation   Total Compensation from the Fund
Trustee                From the Trust           Complex Paid to Trustees (b)
-------             ----------------------   --------------------------------

Jack W. Aber              $20,500                        $24,500
William E. Chapman, II    $20,500                        $24,500
Sean M. Healey*             None                           None
Edward J. Kaier           $20,500                        $24,500
Eric Rakowski             $20,500                        $24,500


*  Interested Person

(a) Compensation is calculated for the Small Company Value Fund for the period from commencement of operations (February 28, 2001) to September 30, 2001, the end of the Fund's fiscal year. Compensation is calculated for the Growth Fund from commencement of operations (October 2, 2001 to September 30, 2001, the end of the Fund's fiscal year. The Funds do not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ending September 30, 2001 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers
     Trust I and Managers Trust II.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

     As of December 31, 2001 Frontier Capital Management "controlled" (within the meaning of the 1940 Act) the Small Company Value Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund. As of December 31, 2001, the following persons or entities owned more than 5% of the outstanding shares of the Growth Fund:

 Name and Address                                       Percentage Ownership
-----------------                                       --------------------

Thomas W. Duncan & Mariana E. Duncan JTWROS                       13%
150 Beacon Street
Boston, MA 02116-1401

Lyle L. Meyer & Evelyn M. Meyer TTEES                             11%
Lyle L. Meyer Revocable Trust
744 Fairfield Lake Drive
Chesterfield, MO 63017-5928

John David Wimberly                                               10%
31 Old Farm Road
Wellesley, MA 02481-1423

Christopher L. Quina TTEE                                         10%
Quina Grandchildren Trust
2634 Farmers Branch Land
Farmers Branch, TX 75234-6216

                          10

Bill M. Thompson TTEE                                              7%
Bill M. Thompson Trust
40 W. 9 Mile Rd. #2-318
Pensacola, FL 32534

Reed Coleman Family Foundation TR                                  5%
201 Waubesa Street
P.O. Box 3037
Madison, WI 53704-0037

Helen W. Marston Cust                                              5%
Hunter S Marston IV UGMA-OK
271 Goddard Avenue
Brookline, MA 02445-7411

     As of December 31, 2001, the following persons or entities owned more than 5% of the outstanding shares of the Small Company Value Fund:

Thomas W. Duncan Sr.                                              56%
c/o Frontier Capital Management
150 Beacon Street
Boston, MA 02116-1401

Thomas W. Duncan Jr.                                               8%
14 Elderberry Circle
Sudbury, MA 0776-1689

State Street Bank & Trust Co.                                      6%
Cust for the IRA of FBO Harold Simon
252 Atlantic Avenue
Palm Beach, FL 33480-3709

John David Wimberly                                                6%
31 Old Farm Road
Wellesley, MA 02481-1423


MANAGEMENT OWNERSHIP

     As of December 31, 2001, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Small Company Value Fund.

     As of December 31, 2001, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Growth Fund.

                        MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER AND SUB-ADVISER

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds. The Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing Member of the LLC. AMG is located at 600 Hale Street, Prides Crossings, MA 01965. Managers Distributors, Inc. ("MDI"), a wholly owned subsidiary of The Managers Funds LLC, serves as distributor to the Funds.

     The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Funds under an investment management agreement with the Trust (the "Investment Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment Manager is used to pay the advisory fees of Frontier Capital Management Company, LLC, the sub-adviser which manages the assets of each Fund (the "Sub-Adviser" or "Frontier"). The Investment Manager receives no additional compensation from the Funds for its administration services. Frontier was selected by the Investment Manager, subject to the review and approval of the Trustees. Frontier is the successor firm to Frontier Capital Management Company, Inc. which was formed in 1980. AMG indirectly owns a majority interest in Frontier. As of December 31, 2001, Frontier's assets under management totaled approximately $4.4 billion. Frontier's address is 99 Summer Street, Boston, MA 02110. Thomas W. Duncan and William A. Teichner, CFA are the portfolio managers for the Small Company Value Fund. J. David Wimberly, CFA and Stephen M. Knightly, CFA are the portfolio managers for the Growth Fund.

     The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions. Generally, the services which the Sub-Adviser provides to the Funds are limited to asset management and related record keeping-services. The Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISER BY THE FUNDS

     As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the respective Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay the Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Adviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of the Funds.

     For the period October 2, 2000 (commencement of operations) through September 30, 2001, the fee paid under the Investment Management Agreement with respect to the Growth Fund was $0; if the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund's total annual operating expenses to 1.24% of average daily net assets during the period, the fee under that agreement would have been $70,254. For the period February 28, 2001 (commencement of operations) through September 30, 2001, the fee paid under the Investment Management Agreement with respect to the Small Company Value Fund was $5,282; if the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund's total annual operating expenses to 1.49% of average daily net assets during the period, the fee under that agreement would have been $68,715.

FEE WAIVERS AND EXPENSE LIMITATIONS

     The Investment Manager has contractually agreed, through September 30, 2002, to limit total annual operating expenses for the Small Company Value Fund to 1.49%, subject to later reimbursement by the Small Company Value Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See
"Managers AMG Funds" in the Prospectus for further information.

     The Investment Manager has contractually agreed, through September 30, 2002, to limit total annual operating expenses for the Growth Fund to 1.24%, subject to later reimbursement by the Growth Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers AMG Funds" in the Prospectus for further information.

     The Investment Manager has decided to waive all or a portion of its fees from the Funds or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund's performance more competitive as compared to similar funds.

     In addition to any other waiver and/or reimbursement agreed to by the Investment Manager, Frontier from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Shareholders will be notified of any change in the management fees of a Fund on or about the time that such fees or expenses become effective.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

     The Managers Funds LLC serves as investment manager to the Funds under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a sub-advisory agreement with Frontier (the "Sub-Advisory Agreement").

     The Investment Management Agreement and the Sub-Advisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management
Agreement and the Sub-Advisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Funds. The Investment Management Agreement and the Sub-Advisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

     The Investment Management Agreement provides that the
Investment Manager is specifically responsible for:

     * developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund's investment objectives and policies as set forth in the Trust's current Registration Statement;

     * providing research and analysis relative to the investment program and investments of the Funds;

     * determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

     * making changes on behalf of the Trust in the investments of the Funds.

     Under the Sub-Advisory Agreement, Frontier is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.

     The Investment Management Agreement also provides that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

     The Funds pay all expenses not borne by their Investment Manager or Sub-Adviser including, but not limited to, the charges and expenses of each Fund's custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

     The Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Adviser to acquire for the Funds a position in any investment which any of the Sub-Adviser's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

     Although the Sub-Adviser makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

REIMBURSEMENT AGREEMENT

     Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Funds and, under the distribution agreement between MDI and the Funds, MDI provides a variety of shareholder and marketing services to the Funds. MDI receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Frontier, Frontier reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

CODE OF ETHICS

     The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the code of ethics of the Investment Manager and MDI (applicable to "access persons" of the Trust that are also employees of the Investment Manager) and the code of ethics of the Sub-Adviser (applicable to "access persons" of the Trust that are also employees of the Sub-Adviser). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities).
The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

DISTRIBUTION ARRANGEMENTS

     MDI acts as the distributor in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation. Pursuant to the Distribution Agreement and the Funds' "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan"), the Trust pays a fee in the amount of 0.25% of the average daily net assets of each Fund for the services of the Distributor.

     The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Funds will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Funds' default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

TRANSFER AGENT

     Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, is the transfer agent (the "Transfer
Agent") for the
Funds.

INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                     BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisory Agreement provides that the Sub-Adviser place all orders for the purchase and sale of securities which are held in each Fund's portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

     The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

     The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services.
Generally, the Sub-Adviser does not provide any services to the Funds except portfolio investment management and related record-keeping services.

     During the period October 2, 2000 (commencement of operations) to September 30, 2001, the Growth Fund paid brokerage commissions of $19,842. During the period February 28, 2001
(commencement of operations) to September 30, 2001, the Small
Company Value Fund paid brokerage commissions of $22,254.

                PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

     Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Distributor, the Investment
Manager and/or the Sub-Adviser.

     Purchase orders received by the Funds before 4:00 p.m. New York Time, c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

     To ensure that checks are collected by the Trust, proceeds from the redemption of shares that were purchased by check will not be sent until the clearance of the check, 15 calendar days after the date of purchase, unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust
II. The 15-day holding period for redemption proceeds would still apply to such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust
Company will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

     Any redemption orders received by the Trust before 4:00 p.m.
New York Time on any Business Day will receive the net asset value determined at the close of trading on the New York Stock
Exchange (the "NYSE") on that day.

     Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.
If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. Each Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund's shares in the account falls below $25,000 due to redemptions. Whether the Funds will exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of the Funds and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check (i.e., 15 days). The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends or holidays or when trading on the NYSE is restricted as determined by the SEC, by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Funds' minimum investment amount. Shareholders should read the Prospectus of the series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II and redemptions of the Funds, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

     The Funds compute their Net Asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value of the Funds is equal to the value of the Funds (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

     The Funds declare and pay dividends and distributions as described in the Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN

     The Trust has adopted a Distribution Plan, under which the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan.

     To the extent assets under management increase as a result of expenditures under the Distribution Plan, each Fund may realize economics of scale; in addition, amounts received from additional share purchases may offset amounts necessary to honor redemptions thereby reducing Fund transaction costs and resulting in other portfolio management efficiencies.

     Under the Distribution Plan, the Board of Trustees has authorized payments to the Distributor equal to 0.25% of the daily net assets of each Fund on an annual basis. For the period October 2, 2000 (commencement of operations) to September 30, 2001, Growth Fund paid the Distributor $0 pursuant to the Distribution Plan. For the period February 28, 2001 (commencement of operations) to September 30, 2001, the Small Company Value Fund paid the Distributor $0 pursuant to the Distribution Plan. These amounts were used by the Distributor to offset, in part, (a) amounts owed by the Distributor and its affiliates to intermediaries who maintain omnibus accounts in the Funds and provide shareholder and other services to the underlying Fund shareholders and (b) expenses incurred by the Distributor under the Distribution Agreement, such as the costs of production and mailing for prospectuses sent to prospective shareholders.

                          CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL

     Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although the Funds cannot give complete assurance that they will qualify to do so. Accordingly, the Funds must, among other things, (a) derive at least 90% of their gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to their business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If either Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of that Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of that Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Funds will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and their net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Funds that is subject to corporate tax will be considered to have been distributed by year end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Funds at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Funds purchase the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Funds make the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for the Funds to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, and require inclusion of unrealized gains in the Funds' income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as regulated investment companies.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     General. Dividends paid by the Funds may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Funds' dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Funds' gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Funds pay the dividend during January of the following calendar year.

     Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

     Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Funds may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Funds' shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Funds by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Funds held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

STATE AND LOCAL TAXES

     The Funds may also be subject to state and/or local taxes in jurisdictions in which the Funds are deemed to be doing business. In addition, the treatment of the Funds and their shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

OTHER TAXATION

     The Funds are series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Funds continue to qualify as regulated investment companies under Subchapter M of the Code.
Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                         PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds.

     Current performance information for the Fund may be obtained by calling the number printed on the cover page of this Statement of Additional Information and in the Fund's Prospectus or on our website at http://www.managersamg.com.

     For periods prior to the Growth Fund's inception on October 2, 2000, the Growth Fund's performance reflects the performance of the Growth Fund's predecessor, Frontier Growth Fund, L.P. which began operations on March 7, 1988. The predecessor fund was not registered as a mutual fund and, therefore, was not subject to certain investment restrictions that are imposed upon mutual funds. If the predecessor fund had been registered as a mutual fund, the predecessor fund's performance may have been adversely affected. The performance of the predecessor fund was calculated according to the standardized SEC method except that quarterly rather than daily fund values were used. Past performance (including the performance of the Fund's predecessor) does not guarantee future results.

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P (1 + T) N = ERV

In the above formula, P = a hypothetical initial payment of
$1,000

T = average annual total return

N = number of years

ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

     The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

     The Average Annual Total Returns for the Growth Fund for the period ended September 30, 2001 were as follows:


                      1 YEAR     5 YEARS     10 YEARS     SINCE INCEPTION*
                      ------     -------     --------     ---------------

Frontier Growth Fund  -45.40%     7.52%        9.31%         -45.40%


PERFORMANCE COMPARISONS

     The Funds may compare their performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc., ("Morningstar"). Lipper prepares the "Lipper Composite
Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Russell 2000 Value Index, Russell 3000 Index, Wilshire 5000 Equity Index, Russell 3000 Growth Index, Russell 1000 Growth Index, Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Composite Stock Price Index or the Dow Jones Industrial Average.

MASSACHUSETTS BUSINESS TRUST

     The Funds are series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions,
(i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons.
It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds represent separate series of shares of beneficial interest. See
"Massachusetts Business Trust" above.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of six series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION

     This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

     Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                            FINANCIAL STATEMENTS

     The following audited Financial Statements and the related Notes for the Funds, as well as the Report of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from their annual report filing made with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The Financial Statement and reports are available without charge by calling Managers AMG Funds at (800) 835-3879 or by visiting our website at www.managersamg.com or on the SEC's website at www.sec.gov.


                                      Date of Annual Report; Date of Filing
Funds                                  of Annual Report; Accession Number
-----                                 -------------------------------------

Frontier Small Company Value Fund     9/30/01; 11/29/2001; 0001089951
and Frontier Growth Fund              -01-500019


                  [MANAGERS AMG FUNDS LOGO]

                    [FIRST QUADRANT LOGO]

         FIRST QUADRANT TAX-MANAGED EQUITY FUND

                         PROSPECTUS

                   DATED JANUARY 31, 2002
------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                             TABLE OF CONTENTS
                                                                PAGE

KEY INFORMATION ABOUT FIRST QUADRANT TAX-MANAGED EQUITY FUND      1
     Summary of the Goals, Principal Strategies and
       Principal Risk Factors of the Fund	                  1
PERFORMANCE SUMMARY                                               3
FEES AND EXPENSES OF THE FUND                                     4
     Fees and Expenses                                            4
     Example                                                      4
FIRST QUADRANT TAX-MANAGED EQUITY FUND                            5
     Objective                                                    5
     Principal Investment Strategies                              5
     Additional Practices and Risks                               5
     Should You Invest in this Fund?                              6
MANAGERS AMG FUNDS                                                7
FINANCIAL HIGHLIGHTS                                              8
YOUR ACCOUNT                                                      9
     Minimum Investments in the Fund                              9
HOW TO PURCHASE SHARES                                           10
DISTRIBUTION PLAN                                                10
HOW TO SELL SHARES                                               11
INVESTOR SERVICES                                                11
OPERATING POLICIES                                               12
ACCOUNT STATEMENTS                                               12
DIVIDENDS AND DISTRIBUTIONS                                      13
TAX INFORMATION                                                  13


  KEY INFORMATION ABOUT FIRST QUADRANT TAX-MANAGED EQUITY FUND

     This Prospectus contains important information for anyone interested in investing in First Quadrant Tax-
Managed Equity Fund (the "Fund"), a series of Managers AMG
Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL RISK
FACTORS OF THE FUND

     The following is a summary of the goals, principal strategies and principal risk factors of the Fund.


          Goals              Principal Strategies         Principal Risk Factors
          -----              --------------------         ----------------------

The Fund seeks to achieve    Invests in a diversified      Market Risk
superior long-term after-    portfolio of U.S. equity      Management Risk
tax returns                  securities that reflects the  Tax-Management Risk
                             industry, earnings growth,
                             valuation and similar
                             characteristics of the
                             Russell 3000 Index;
                             ordinarily invests in 150
                             to 400 stocks

                             Uses quantitative models that
                             analyze top-down (market and
                             economic) conditions and
                             bottom-up (company specific)
                             data to enhance long-term
                             returns through the stock
                             selection process

                             Applies a variety of tax-
                             sensitive investment
                             techniques designed to
                             minimize taxable income and
                             realized capital gains for
                             shareholders, such as
                             investing in stocks that pay
                             below average dividends,
                             employing a buy-and-hold
                             strategy and realizing losses
                             to offset realized gains


     All investments involve some type and level of risk.
Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

MARKET RISK

     The Fund is subject to the risks generally of investing in stocks, commonly referred to as "market risk."
Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives.
The success of the Fund's investment strategy depends significantly on the skill of

First Quadrant, L.P. ("First Quadrant") in assessing the potential of the securities in which the Fund invests.
First Quadrant will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

TAX-MANAGEMENT RISK

     First Quadrant applies a variety of tax-management investment strategies designed to minimize taxable income and capital gains for shareholders. Notwithstanding the use of these strategies, the Fund may have taxable income and may realize taxable capital gains. The ability of the Fund to avoid realizing taxable gains may be affected by the timing of cash flows into and out of the Fund attributable to the payment of expenses and daily net sales and redemptions. In addition, investors purchasing shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets.

                    PERFORMANCE SUMMARY

     The following bar chart illustrates the risk of investing in the Fund by showing the Fund's year-by-year total returns since inception on December 18, 2000 and how
Fund performance has varied during the periods shown. Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

   ANNUAL TOTAL RETURNS - SINCE INCEPTION DECEMBER 18, 2000*

                                   TOTAL
              YEAR                RETURNS
              ----                -------

              2000                  3.20%
              2001                 -7.36%


*  2000 return is for the period from inception on December
   18, 2000 through December 31, 2000.


Best Quarter:                     9.89%      (4th Quarter 2001)
Worst Quarter:                  -12.83%      (3rd Quarter 2001)
Most Recent Return Information:  -7.36%      (Jan. 1, 2001 - Dec. 31, 2001)


     The following table compares the Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. As always, past performance is not an indication of how the Fund will perform in the future.

            AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01

                              1 Year               Since Inception*
First Quadrant Tax-Managed
  Equity Fund                - 7.36%                   -4.25%
Russell 3000 Index           -11.46%                  -11.06%


*  The Fund commenced operations on December 18, 2000.

     The Russell 3000 Index is a market-capitalization weighted index of 3000 U.S. common stocks.

                 FEES AND EXPENSES OF THE FUND

     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU
MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

FEES AND EXPENSES

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of the offering price)            None
Maximum Deferred Sales Charge (Load)                    None
Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and Other Distributions                  None
Exchange Fee						None
Redemption Fee						None
Maximum Account Fee                                     None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fee                                         0.85%
Distribution (12b-1) Fees 1                            0.00%
Other Expenses                                         3.64%
Total Annual Fund Operating Expenses                   4.49%
Fee Waiver and Reimbursement                          (3.49%)1
Net Annual Fund Operating Expenses                     1.00%


     1 Although the Fund is subject to a Rule 12b-1 Plan of Distribution that permits payments of up to 0.25% of the Fund's average daily net assets, no payments have been authorized under the plan to date and no payments are expected to be authorized for the fiscal year ending
October 31, 2002.

     The Managers Funds LLC and First Quadrant have contractually agreed through March 1, 2003 to limit Net
Annual Fund Operating Expenses to 1.00% subject to later reimbursement by the Fund in certain circumstances. See
"Managers AMG Funds."

EXAMPLE

     The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be+:

          1 YEAR      3 YEARS      5 YEARS     10 YEARS
          ------      -------      -------     --------
           $102         $869        $1,829      $4,270


+ The Example reflects the impact of the Fund's contractual expense limitation through March 1, 2003.

     The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

            FIRST QUADRANT TAX-MANAGED EQUITY FUND

OBJECTIVE

     The Fund seeks to achieve superior long-term after-tax returns for investors.

PRINCIPAL INVESTMENT STRATEGIES

     First Quadrant will pursue the Fund's objective by investing in a diversified portfolio of U.S. equity securities that reflects the characteristics of the Russell
3000 Index (the "Benchmark") in terms of industry, earnings growth, valuation and similar measurements. The Benchmark measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents 98% of the investable U.S. equity market. As of December 31, 2001, the Benchmark had a total market capitalization range of approximately $4 million to $398 billion. The number of stocks in which the Fund invests will vary depending on market conditions and the size of the Fund. The Fund is expected to invest in approximately 150 to 400 stocks.

     First Quadrant will use a proprietary quantitative analytical model to construct the Fund's portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S.
economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund's portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

     First Quadrant will manage the Fund's portfolio to minimize taxable distributions to shareholders. First
Quadrant will apply a variety of tax-sensitive investment techniques, including the following:

     * Investing in stocks that pay below-average dividends;

     * Employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and

     * Realizing losses on specific securities or specific tax lots of securities to offset realized gains.

     The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

ADDITIONAL PRACTICES AND RISKS

     For temporary or defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

     The Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs. There is a risk that a derivative may not perform as expected, thereby causing a loss for the Fund or amplifying a gain or loss for the Fund. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

SHOULD YOU INVEST IN THIS FUND?

     This Fund MAY be suitable if you:

     *  Are seeking exposure to equity markets

     * Are seeking an equity portfolio which minimizes the impact of taxes

     * Are willing to accept a higher degree of risk for the opportunity of higher potential returns

     * Have an investment time horizon of five years or more

     This Fund MAY NOT be suitable if you:

     *  Are seeking stability of principal

     *  Are not required to pay taxes

     *  Are investing with a shorter time horizon in mind

     *  Are uncomfortable with stock market risk

     *  Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

                    MANAGERS AMG FUNDS

     Managers AMG Funds is a no-load mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. First Quadrant Tax-Managed Equity Fund is one of the funds currently available in the fund family.

     The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Fund and is responsible for the Fund's overall administration and distribution. The
Investment Manager also monitors the performance, security holdings and investment strategies of First Quadrant, the sub-adviser of the Fund and, when appropriate, evaluates any potential new asset managers for the fund family.
Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Fund's distributor.

     First Quadrant has day-to-day responsibility for
managing the Fund's portfolio.  First Quadrant is located
at 800 E. Colorado Boulevard, Suite 900, Pasadena,
California, 91101.  Affiliated Managers Group, Inc.
indirectly owns a majority interest in First Quadrant.  As
of December 31, 2001, First Quadrant had assets under
management of $15 billion.  Robert D. Arnott and
Christopher G. Luck are the lead portfolio managers for the
Fund. Mr. Arnott is the Managing Partner of First Quadrant,
a position he has held since March 1996, and previously was
the Chief Executive Officer of its predecessor, First
Quadrant Corporation, since January 1994.   Mr. Luck is a
Partner of First Quadrant and Director of Equity Portfolio
Management, positions he has held since March 1996, and previously was the Director of Equity Management of its predecessor, First Quadrant Corporation, since September
1995.

     The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment
Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant
0.85% of the average daily net assets of the Fund for its services as sub-adviser. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and, under its distribution agreement with the Fund, the Investment
Manager provides a variety of shareholder and marketing services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services.
Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing administrative, shareholder and other additional services to the Fund.

     The Investment Manager has contractually agreed, through March 1, 2003, to waive fees and pay or reimburse the Fund to the extent total expenses of the Fund exceed
1.00% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 1.00% of the Fund's average daily net assets.

                    FINANCIAL HIGHLIGHTS

     The following Financial Highlights tables are intended to help you understand the Fund's financial performance for the past fiscal year. The total returns in the table represent the rate that an investor would have earned or lost on an investment. It assumes reinvestment of all dividends and distributions. This information, derived from the Funds' Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

---------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period ended
October 31, 2001
---------------------------------------------------------------

                                                  FOR THE PERIOD FROM
                                                  DECEMBER 18, 2000*
                                                  TO OCTOBER 31, 2001
                                                  -------------------


NET ASSET VALUE, BEGINNING OF PERIOD                   $   10.00
                                                       ---------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                  0.01
     Net realized and unrealized loss on investments       (1.10)


          Total from investment operations                 (1.09)
                                                       ---------

NET ASSET VALUE, END OF PERIOD                         $    8.91
                                                       =========

----------------------------------------------------------------
Total Return (a)                                        (10.90)% (b)
================================================================
Ratio of net expenses to average net assets               1.00%  (c)

Ratio of net investment income to average net assets      0.29%  (c)

Portfolio turnover                                         191%  (b)

Net assets at end of period (000's omitted)              $4,322
================================================================
Ratios absent expense offsets (d):
---------------------------------------
Ratio of total expenses to average net assets             4.49%  (c)

Ratio of net investment loss to average net assets      (3.20)%  (c)
================================================================
*    Commencement of operations.
(a)  Total return would have been less absent the expense offsets.
(b)  Not annualized.
(c)  Annualized.
(d)  Ratio information assuming no reduction of Fund expenses.



                       YOUR ACCOUNT

     As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Fund family or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading.
The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.
The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

     The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUND

     Cash investments in the Fund must be in U.S. dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

     Subject to approval by the Investment Manager and First Quadrant, you may be permitted to purchase shares of the Fund by means of an in-kind contribution of securities, which will be valued in accordance with the Fund's pricing procedures. As with a cash purchase of shares, an in-kind contribution will also be subject to the Fund's minimum investment requirements.

     The following provides the minimum initial and additional investments in the Fund:

                            INITIAL INVESTMENT         ADDITIONAL INVESTMENT
                            ------------------         ---------------------

Regular accounts                 $5,000                     $1,000
Traditional IRA                  $5,000                     $1,000
Roth IRA                         $5,000                     $1,000


     The Fund or the Distributor may, in its discretion, waive the minimum and initial investment amounts at any time.

     If you invest through a third party such as a bank, broker-dealer or other fund distribution organization, rather than directly with the Trust, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

                        HOW TO PURCHASE SHARES


                             Initial Purchase            Additional Purchases
                             ----------------            --------------------

Through your              Contact your investment     Send any additional monies
Investment Advisor        advisor or other            to your investment
                          investment professional.    professional at the
                                                      address appearing on your
                                                      account statement.

All Shareholders:         Complete the account
                          application.

*  By Mail                Mail the application and    Write a letter of
                          a check payable to          instruction and a check
                          Managers AMG Funds to:      payable to Managers AMG
                                                      Funds to:

                          Managers AMG Funds          Managers AMG Funds
                          c/o Boston Financial        c/o Boston Financial
                          Data Services, Inc.         Data Services, Inc.
                          P.O. Box 8517               P.O. Box 8517
                          Boston, MA  02266-8517      Boston, MA  02266-8517
                                                      Include your account #
                                                      and Fund name on your
                                                      check.


*  By Telephone           Not available               If your account has
                                                      already been established,
                                                      call the Transfer Agent at
                                                      (800) 252-0682.  The
                                                      minimum additional
                                                      investment is $1,000.

*  By Internet            Not available               If your account has
                                                      already been established,
                                                      see our website at
                                                      http://www.managersamg.c
                                                      om.  The minimum
                                                      additional investment
                                                      is $1,000.


NOTE:  IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO
15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

FOR BANK WIRES:  Please call and notify the Fund at (800)
252-0682. Then instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA
#011000028; BFN Managers AMG Funds A/C 9905-472-8, FBO
Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

                       DISTRIBUTION PLAN

     The Fund has adopted a distribution plan to pay for the marketing of shares of the Fund. Under the plan, the Board of Trustees may authorize payments at an annual rate of up to 0.25% of the Fund's average daily net assets. The
Trustees have not authorized the payment of any fees to date.

                   HOW TO SELL SHARES

     You may sell your shares at any time. Your shares will be sold at the NAV calculated after the Fund's
Transfer Agent receives your order. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

                                                 Instructions
                                                 ------------

Through your Investment Advisor        Contact your investment advisor or
                                       other investment professional.

All Shareholders:

*  By Mail                             Write a letter of instruction
                                       containing:

                                          *  the name of the Fund

                                          *  dollar amount or number of
                                             shares to be sold

                                          *  your name

                                          *  your account number

*  signatures of all owners on
                                             account

                                       Mail letter to:

                                          Managers AMG Funds
                                          c/o Boston Financial Data
                                            Services, Inc.
                                          P.O. Box 8517
                                          Boston, MA  02266-8517

*  By Telephone                        If you elected telephone redemption
                                       privileges on your account application,
                                       call us at (800) 252-0682.

*  By Internet                         See our website at
                                       http://www.managersamg.com.


NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

     Redemptions of $50,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

     Telephone redemptions are available only for redemptions which are below $50,000.

                       INVESTOR SERVICES

     Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

     Automatic Investments allows you to make automatic deductions from a designated bank account.

     Automatic Withdrawals allows you to make automatic monthly withdrawals of $100 or more. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

     Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

     The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds in any of our fund families. There is no fee associated with the Exchange Privilege. Be sure to read the Prospectus of any Fund that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application) , by internet or through your investment advisor, bank or investment professional.

                        OPERATING POLICIES

     The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.
If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

     The Fund is a series of a "Massachusetts business trust." The Board of Trustees may, without the approval of the shareholders, create additional series at any time.
Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

     The Fund reserves the right to:

     * redeem an account if the value of the account falls below $5,000 due to redemptions;

     * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange
        Commission;

     *  change the minimum investment amounts;

     * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

     * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

     *  refuse a purchase order for any reason;

     * refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion);

     * after prior warning and notification, close an account due to excessive trading; and

     * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

                         ACCOUNT STATEMENTS

     You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.

                    DIVIDENDS AND DISTRIBUTIONS

     Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December.

     We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise.
You may change your election by writing to us at least 10 days prior to the scheduled payment date.

                        TAX INFORMATION

     Please be aware that the following tax information is general and refers to the provisions of the Internal
Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Fund.

     All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

     Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who;

     * fail to provide a social security number or taxpayer identification number;

     * fail to certify that their social security number or taxpayer identification number is correct; or

     * fail to certify that they are exempt from withholding.



MANAGERS AMG FUNDS

Investment Manager
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut  06854-2325
(203) 857-5321 or (800) 835-3879

Sub-Adviser
First Quadrant, L.P.
800 E. Colorado Boulevard, Suite 900
Pasadena, California 91101

Distributor
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut  06854-2325

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts  02171

Legal Counsel
Goodwin, Procter & Hoar  LLP
Exchange Place
Boston, Massachusetts  02109

Transfer Agent
Boston Financial Data Services, Inc.
Attn:  Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts  02266-8517
(800) 252-0682

Trustees
Jack W. Aber
William E. Chapman, II
Sean M. Healey*
Edward J. Kaier
Eric Rakowski

*  Interested Person


Additional Information

Additional information for the Fund, including the Statement of
Additional Information, is available to you without charge and may be requested as follows:
	By Telephone:	Call 1-800-835-3879
	By Mail:		Managers AMG Funds
			40 Richards Avenue
			Norwalk, CT  06854

	On the Internet:	Electronic copies are available on our website at
			http://www.managersamg.com

A current Statement of Additional Information for the Fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are also available on the
EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC's Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act Registration Number 811-9521

	18





                   [MANAGERS AMG FUNDS LOGO]

             FIRST QUADRANT TAX-MANAGED EQUITY FUND
             --------------------------------------
              STATEMENT OF ADDITIONAL INFORMATION

                     DATED JANUARY 31, 2002
-------------------------------------------------------------
     You can obtain a free copy of the Prospectus of the First Quadrant Tax-Managed Equity Fund (the "Fund") by calling Managers AMG Funds at (800) 835-3879. The Prospectus provides the basic information about investing in the Fund.

     This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund's Prospectus.

     The Financial Statements of the Fund, including the Report of Independent Accountants, for the fiscal year ending October 31, 2001 are included in the Fund's Annual Report and are available without charge by calling Managers AMG Funds at
(800) 835-3879.

                     TABLE OF CONTENTS
                                                                Page
                                                                ----
GENERAL INFORMATION                                              1
ADDITIONAL INVESTMENT  POLICIES                                  1
Investment Techniques and Associated Risks                       1
Diversification Requirements for the Fund                        6
Fundamental Investment Restrictions                              6
Temporary Defensive Position                                     8
Portfolio Turnover                                               8
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                      8
Trustees' Compensation                                          10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES             10
Control Persons                                                 10
Management Ownership                                            11
MANAGEMENT OF THE FUND                                          11
Investment Manager and Sub-Adviser                              11
Compensation of Investment Manager and Sub-Adviser by the Fund  12
Fee Waivers and Expense Limitations                             12
Investment Management and Sub-Advisory Agreements               12
Reimbursement Agreement                                         14
Code of Ethics                                                  14
Distribution Arrangements                                       14
Custodian                                                       14
Transfer Agent                                                  14
Independent Public Accountants                                  15
BROKERAGE ALLOCATION AND OTHER PRACTICES                        15
PURCHASE, REDEMPTION AND PRICING OF SHARES                      16
Purchasing Shares                                               16
Redeeming Shares                                                17
Exchange of Shares                                              17
Net Asset Value                                                 18
Dividends and Distributions                                     18
Distribution Plan                                               18
CERTAIN TAX MATTERS                                             19
Federal Income Taxation of Fund-in General                      19
Taxation of the Fund's Investments                              19
Federal Income Taxation of Shareholders                         20
Foreign Shareholders                                            20
State and Local Taxes                                           20
Other Taxation                                                  21
PERFORMANCE DATA                                                21
Total Return                                                    21
Performance Comparisons                                         22
Massachusetts Business Trust                                    22
Description of Shares                                           22
Additional Information                                          24


                    GENERAL INFORMATION

     This Statement of Additional Information relates only to the First Quadrant Tax-Managed Equity Fund (the "Fund").
The Fund is a series of shares of beneficial interest of Managers AMG Funds, a no-load mutual fund family, formed as a Massachusetts business trust (the "Trust"). The Trust was organized on June 18, 1999.

     This Statement of Additional Information describes the financial history, management and operation of the Fund, as well as the Fund's investment objectives and policies. It should be read in conjunction with the Fund's current
Prospectus.  The Trust's executive office is located at 40
Richards Avenue, Norwalk, CT  06854.

     The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as investment manager to the Fund and is responsible for the Fund's overall administration. See "Management of the Fund."

                ADDITIONAL INVESTMENT POLICIES

     The following is additional information regarding the policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Fund is a diversified open-end management investment company.

     The Fund seeks to achieve superior long-term after-tax returns for investors. First Quadrant will pursue the Fund's objective by investing in a diversified portfolio of U.S. equity securities that reflects the characteristics of the Russell 3000 Index (the "Benchmark") in terms of industry, earnings growth, valuation and similar measurements. The Benchmark measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S.
equity market. As of December 31, 2001 the Benchmark had a total market capitalization range of approximately $4 million to $398 billion. The number of stocks in which the Fund invests will vary depending on market conditions and the size of the Fund. The Fund is expected to invest in approximately 150 to 400 stocks.

     First Quadrant will use a proprietary quantitative analytical model to construct the Fund's portfolio to reflect the characteristics of the Benchmark and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S.
economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Fund's portfolio relative to the Benchmark based on the top-down analysis, consistent with maintaining tax efficiency for investors, In general, these weightings will not differ from the industry weightings of the Benchmark by more than 5%. In addition, consistent with minimizing taxable gains and enhancing returns, First
Quadrant may underweight and overweight the Fund's exposure
(relative to the Benchmark) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

     The Fund can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

     The following are descriptions of the types of securities that may be purchased by the Fund.

     (1) Cash Equivalents. The Fund may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     Bankers Acceptances. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become
"accepted" when a bank guarantees their payment upon maturity.

     Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are "accepted" by foreign branches of major U.S. commercial banks.

     Certificates of Deposit. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

     Commercial Paper. The Fund may invest in commercial paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months.
Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

     Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Fund's Board of Trustees. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven days.

     Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

     (2) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940
Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

     The Fund will invest the proceeds of borrowings under reverse repurchase agreements. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the Custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

     (3) Emerging Market Securities. The Fund may invest some of its assets in the securities of emerging market countries. Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S.
issuers.

     Investors should be aware that the value of the Fund's investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other foreign restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund's operations and the ability to obtain a judgment against an issuer in an emerging market country.

     (4) Foreign Securities. The Fund may invest in foreign securities either directly or indirectly in the form of American Depositary Receipts or similar instruments. Investments in securities of foreign issuers and in obligations of domestic banks involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     Investors should be aware that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S.
economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect the Fund's operations. It may also be difficult to obtain a judgment against a foreign creditor.
Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. Furthermore, changes in foreign exchange rates will have an affect on those securities that are denominated in currencies other than the U.S. Dollar.

     Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell equity securities of foreign countries. Therefore, a portion of the Fund's income may be derived from foreign currency. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon date and price. The contract is usually between a bank and its customers. The contract may be denominated in U.S. Dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. Dollars.

     In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of the Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that are greater than 90 days.

     Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.

     If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

     Foreign Currency Considerations. The Fund may invest some of its assets in securities denominated in foreign currencies. The Fund will compute and distribute the income earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. Dollar between the time that the Fund earns the income and the time that the income is converted into U.S. Dollars, the Fund may be required to sell its securities in order to make its distributions in U.S. Dollars. As a result, the liquidity of the Fund's securities may have an adverse affect on the Fund's performance.

     (5) Futures Contracts. The Fund may buy and sell futures contracts and options on future contracts to attempt to maintain exposure to the equity markets while holding cash for temporary liquidity needs, or protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contract, the Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

     There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

     Equity Index Futures Contracts. The Fund may enter into equity index futures contracts. An equity index futures contract is an agreement for the Fund to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

     (6)  Illiquid Securities, Private Placements and
Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's total assets would be in illiquid investments. Subject to this Fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended
(the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.
Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

     The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by The Managers Funds LLC and approved by the Trustees. The Trustees will monitor these guidelines on a periodic basis.

     Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

     (7) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

     (8)  Option Contracts.

     Covered Call Options. The Fund may write ("sell") covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. Written call options must be listed on a national securities exchange or a futures exchange.

     A call option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to buy the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can purchase the underlying security or contract regardless of its market price. A call option is considered "covered" if the Fund that is writing the option owns or has a right to immediately acquire the underlying security or contract.

     The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a call option on the same security or contract that has the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

     There are risks associated with writing covered call options. The Fund is required to pay brokerage fees in order to write covered call options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered call option.

     Covered Put Options. The Fund may write ("sell") covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

     A put option is a short-term contract that is generally for no more than nine months. This contract gives a buyer of the option, in return for a paid premium, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the option price regardless of its market price. A put option is considered "covered" if the Fund which is writing the option owns or has a right to immediately acquire the underlying security or contract.
The seller of a put option assumes the risk of the decrease of the value of the underlying security. If the underlying security decreases, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

     The Fund may terminate an obligation to sell an outstanding option by making a "closing purchase transaction." The Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. As a result, the Fund will realize a loss if the amount paid is less than the amount received from the sale. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that the secondary market will have liquidity for the option.

     There are risks associated with writing covered put options. The Fund is required to pay brokerage fees in order to write covered put options as well as fees for the purchases and sales of the underlying securities or contracts. The portfolio turnover rate of the Fund may increase due to the Fund writing a covered put option.

     Dealer Options. Dealer Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Sub- Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

     Puts and Calls. The Fund may buy options on individual stocks, equity indices and equity futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

     (9) Rights and Warrants. The Fund may purchase rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

     (10) Securities Lending. The Fund may lend its portfolio securities in order to realize additional income.
This lending is subject to the Fund's investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash in a variety of money market instruments and earn income on such investments. However, the Fund will also bear the risk of any loss on such investments.

     (11) Segregated Accounts. The Fund will establish a segregated account with its Custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

     (12) Short Sales. The Fund may enter into short sales. The Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

     (13) When-Issued Securities. The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

     To facilitate these transactions, the Fund will maintain a segregated account with the Custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

DIVERSIFICATION REQUIREMENTS FOR THE FUND

     The Fund intends to meet the diversification requirements of the 1940 Act as currently in effect.
Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may not:

     (1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

     (2)  Borrow money, except (i) in amounts not to exceed
33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of ortfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

     (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use,
(ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

     (6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     (8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry
(excluding the U.S. Government or its agencies or instrumentalities).

     If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

     Unless otherwise provided, for purposes of investment restriction (8) above, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

TEMPORARY DEFENSIVE POSITION

     For temporary or defensive purposes, the Fund may invest, without limit, in cash or quality short-term debt securities including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

PORTFOLIO TURNOVER

     Generally, the Fund purchases securities for investment purposes and not for short-term trading profits.
However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Fund.

     The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S.
Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

     December 18, 2000 (commencement of operations) through
October 31, 2001 the Fund had a portfolio turnover rate of 191%.

           BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees and Officers of the Trust, their
business addresses, principal occupations and dates of
birth are listed below.  The Board of Trustees provides
broad supervision over the affairs of the Trust and
the Fund.  Unless otherwise noted, the address of the
Trustees and Officers is the address of the Trust:  40
Richards Avenue, Norwalk, CT  06854.

JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, Managers Trust I and
Managers Trust II.  His address is 595 Commonwealth Avenue,
Boston, Massachusetts 02215. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group.
Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles.
He has served as a Trustee of the Trust since June 1999.
He also serves as a Trustee of The Managers Funds, Managers
Trust I and Managers Trust II.  His address is 380 Gulf of
Mexico Drive, Longboat Key, Florida 34228. His date of birth is September 23, 1941.

SEAN M. HEALEY* - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999.  Director of Affiliated Managers Group, Inc. since
May 2001.  From April 1995 to October 1999, he was
Executive Vice President of Affiliated Managers Group, Inc.
From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice
President.  His address is 600 Hale Street, Prides
Crossings, MA 01965. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The
Managers Funds, Managers Trust I and Managers Trust II.
His date of birth is May 9, 1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, The Managers Trust I and The
Managers Trust II.  His address is 1100 One Penn Center,
Philadelphia, Pennsylvania 19103. His date of birth is September 23, 1945.

ERIC RAKOWSKI - Trustee;  Professor, University of
California at Berkeley School of Law since 1990.  Visiting
Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust since June 1999. He also serves as a Trustee of The Managers Funds, The Managers Trust I and
The Managers Trust II.  His address is 571 Woodmont Avenue,
Berkeley, California 94708-1246. His date of birth is June 5, 1958.

PETER M. LEBOVITZ - President; President and Chief
Executive Officer of The Managers Funds LLC.  From
September 1994 to April 1999, he was Managing Director of The Managers Funds, L.P. (the predecessor to The
Managers Funds LLC).  President of Managers Distributors,
Inc. since December 2000.  From June 1993 to
June 1994, he was the Director of Marketing for Hyperion
Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management,
Inc.  His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Principal Accounting
Officer; Director of Finance and Planning of The Managers
Funds LLC (formerly The Managers Funds, L.P.) since
December 1994. Treasurer and Principal Accounting Officer of Managers Distributors, Inc. since December 2000. From
March 1990 to December 1994, he was a Vice President of
Signature Financial Group.  From August 1980 to
March 1990, he held various positions with The Putnam
Companies, the last of which was Vice President. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary; Vice President and
Associate General Counsel of Affiliated Managers Group,
Inc. since March 1999.  Director and Secretary of
Managers Distributors, Inc. since December 2000.  From June
1998 to February 1999, he served in a general counseling capacity with Morgan Stanley Dean Witter Investment
Management, Inc.  From September 1994 to May 1998 he was an
Associate with Ropes & Gray.  His date of birth is October
23, 1965.

TRUSTEES' COMPENSATION

                                                            Total Compensation
                                                                  from the
                         Aggregate	       Aggregate            Fund and the
Name of                 Compensation      Compensation          Fund Complex
Trustee                 from the Fund   from the Trust (a)   Paid to Trustees(b)
-------                 -------------   ------------------   -------------------

Jack W. Aber                $2,000          $4,000                $26,000
William E. Chapman, II      $2,000          $4,000                $26,000
Sean M. Healey*             None             None                   None
Edward K. Kaier             $2,000          $4,000                $26,000
Eric Rakowski               $2,000          $4,000                $26,000


* Interested person.

(a) Compensation is calculated for the period from commencement of operations (December 18, 2000) to October 31, 2001, the end of the Fund's fiscal year. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes estimated compensation to be paid during the 12-month period ending December 31, 2001 for services as Trustees of Managers AMG Funds,
     The Managers Funds, Managers Trust I and Managers
     Trust II.

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

     As of December 31, 2001, First Quadrant "controlled"
(within the meaning of the 1940 Act) the Fund. An entity or person which "controls" a particular Fund could have effective voting control over that Fund.

     As of December 31, 2001, the following persons or entities owned more than 5% of the outstanding shares of the Fund:


     Name and Address                                  Percentage Ownership
     ----------------                                  --------------------

Fiduciary Trust Co. Intl.                                       26%
FBO Marjorie B. Pelino-Large Cap
P.O. Box 3199 Church St. Station
New York, NY  10008-3199

George, Ann Brox & Stephen Brox TTEE                             9%
George Brox Revocable TR
c/o Brox Industries Inc.
1471 Methuen St.
Dracut, MA 01826-5439

Charles Schwab & Co. Inc.                                        8%
Special Custody A/C FBO Customers
Attention: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Stephen M. Brox                                                  8%
c/o Brox Industries Inc.
1471 Methuen St.
Dracut, MA 01826-5439

National Financial Services Corp.                                6%
Exclusive Benefit of our Customers
Attn:  Mutual Funds Dept., 5th Floor
200 Liberty Street
P.O. Box 3751 Churst Street Station
New York, NY 10008-3751

Fiduciary Trust Company Intl.                                    6%
FBO Marjore B Pelino Charitable
Remainder Unitrust
P.O. Box 3199 Church Street Station
New York, NY 10008-3199

Fiduciary Trust Company Intl.                                    5%
FBO Laurie A. Corral Trust
P.O. Box 3199 Church Street Station
New York, NY 10008-3199

Fiduciary Trust Company Intl.                                    5%
FBO Maureen E. Miller
P.O. Box 3199 Church Street Station
New York, NY 10008-3199


MANAGEMENT OWNERSHIP

     As of December 31, 2001, all management personnel
(i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

                       MANAGEMENT OF THE FUND

INVESTMENT MANAGER AND SUB-ADVISER

     The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The
Managers Funds LLC (the "Investment Manager") serves as investment manager to and distributor of the Fund. The
Managers Funds LLC is a subsidiary of AMG, and AMG serves as the Managing Member of the LLC. AMG is located at 600
Hale Street, Prides Crossing, Massachusetts 01965. Managers
Distributors, Inc. ("MDI"), a wholly owned subsidiary of The Managers Funds LLC, serves as distributor to the Fund.

     The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Fund under an investment management agreement with the Trust (the "Investment
Management Agreement"), the Investment Manager also carries out the daily administration of the Trust and Fund. For its investment management services, the Investment Manager receives an investment management fee from the Fund. All or a portion of the investment management fee paid by the Fund to the Investment Manager is used to pay the advisory fees of First Quadrant, L.P., the sub-adviser which manages the assets of the Fund (the "Sub-Adviser" or "First
Quadrant"). The Investment Manager receives no additional compensation from the Fund for its administration services.
First Quadrant was selected by the Investment Manager, subject to the review and approval of the Trustees. First
Quadrant is the successor firm to First Quadrant
Corporation, which was formed in 1998. AMG indirectly owns a majority interest in First Quadrant. As of September 30, 2000, First Quadrant's assets under management totaled approximately $22 billion. First Quadrant's address is 800
E. Colorado Boulevard, Suite 900, Pasadena, California,
91101. Robert D. Arnott and Christopher G. Luck are the lead portfolio managers for the Fund.

     The Sub-Adviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions.
Generally, the services which the Sub-Adviser provides to the Fund are limited to asset management and related recordkeeping services. The Sub-Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

COMPENSATION OF INVESTMENT MANAGER AND SUB-ADVISER BY THE
FUND

     As compensation for the investment management services rendered and related expenses under the Investment
Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory
Agreement, the Investment Manager has agreed to pay the Sub-Adviser a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly. The fee paid to the Sub-Adviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

     The fee paid to the Investment Manager under the
Investment Management Agreement for the period December 18,
2000 (commencement of operations) through October 31,  2001
was $0; if the Investment Manager had not agreed to waive all or a portion of its fees in connection with a contractual agreement to limit the Fund's total annual operating expenses to 1.00% of average daily net assets during the period, the fee under that agreement would have been $19,951.

FEE WAIVERS AND EXPENSE LIMITATIONS

     The Investment Manager has contractually agreed to limittotal annual fund operating expenses to 1.00% through March 1, 2003, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point.
See "Managers AMG Funds" in the Prospectus for further information. The Investment Manager has decided to waive all or a portion of its fees from the Fund or reimburse expenses to the Fund for a variety of reasons, including attempting to make the Fund's performance more competitive as compared to similar funds.

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

     The Managers Funds LLC serves as investment manager to the Fund under the Investment Management Agreement. The
Investment Management Agreement permits the Investment
Manager to from time to time engage one or more sub-advisers to assist in the performance of its services.
Pursuant to the Investment Management Agreement, the
Investment Manager has entered into a sub-advisory agreement with First Quadrant, L.P., dated November 14,
2000 (the "Sub-Advisory Agreement").

     The Investment Management Agreement and the Sub-
Advisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities
(as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The
Investment Management Agreement and the Sub-Advisory
Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory
Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Fund. The
Investment Management Agreement and the Sub-Advisory
Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

     The Investment Management Agreement provides that the
Investment Manager is specifically responsible for:

     * developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current
        Registration Statement;

     * providing research and analysis relative to the investment program and investments of the Fund;

     * determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

     * making changes on behalf of the Trust in the investments of the Fund.

     Under the Sub-Advisory Agreement, First Quadrant is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.

     The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

    The Fund pays all expenses not borne by its Investment
Manager or Sub-Adviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust's independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

     The Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Sub-Adviser to acquire for the Fund a position in any investment which any of the Sub-Adviser's other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

     Although the Sub-Adviser makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

REIMBURSEMENT AGREEMENT

     Under the Investment Management Agreement, the
Investment Manager provides a variety of administrative services to the Fund and, under the distribution agreement between MDI and the Fund, MDI provides a variety of shareholder and marketing services to the Fund. MDI receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

CODE OF ETHICS

     The Trustees have adopted a Code of Ethics under Rule
17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the code of ethics of the Investment Manager and MDI (applicable to "access persons" of the Trust that are also employees of the Investment
Manager) and the code of ethics of the Sub-Adviser
(applicable to "access persons" of the Trust that are also employees of the Sub-Adviser). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

DISTRIBUTION ARRANGEMENTS

     MDI acts as the distributor (the "Distributor") in connection with the offering of the Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation.

     The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management
Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy,
Massachusetts, is the Custodian for the Fund. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund. In addition, when the Fund trades in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange Commission.

TRANSFER AGENT

     Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, Massachusetts 02266-8517, is the transfer agent
(the "Transfer Agent") for the Fund.

INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110, is the independent public accountants for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of each of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                 BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisory Agreement provides that the Sub-
Adviser place all orders for the purchase and sale of securities which are held in the Fund's portfolio.
In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services"
(as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

     The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

     The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services.
Generally, the Sub-Adviser does not provide any services to the Fund except portfolio investment management and related record-keeping services.

     The Fund paid brokerage commission of $7,552 during the period December 18, 2000 (commencement of operations) through October 31, 2001.

       PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

     Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

     Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Distributor, the Investment
Manager and/or the Sub-Adviser.

     Purchase orders received by the Fund before 4:00 p.m.
New York Time, c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Investment Manager will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S.
bank.

     To ensure that checks are collected by the Trust, proceeds from the redemption of shares that were purchased by check will not be sent until the clearance of the check, i.e., 15 calendar days after the date of purchase, unless arrangements are made with the Investment Manager.
However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG
Funds, The Managers Funds, Managers Trust I or Managers
Trust II. The 15-day holding period for redemption proceeds would still apply to such exchanges.

     If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person
(as
opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES

     Any redemption orders received by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of trading on the New York Stock Exchange (the "NYSE") on that day.

     Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer
Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $5000 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

     If the Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC.
If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of the Fund and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check (i.e., 15 days). The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange shares from the Fund into shares of any series of Managers AMG Funds, The Managers
Funds, Managers Trust I or Managers Trust II without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Fund's minimum investment amount. Shareholders should read the Prospectus of the series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust II they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of Managers AMG Funds, The Managers Funds, Managers Trust I or
Managers Trust II and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes.
Settlement on the shares of any series of Managers AMG
Funds, The Managers Funds, Managers Trust I or
Managers Trust II will occur when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

     The Fund computes its Net Asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually
4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.  The
Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

     The net asset value of the Fund is equal to the value of the Fund's assets minus liabilities divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares and pays dividends and distributions as described in the Prospectus.

     If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

DISTRIBUTION PLAN

     The Trust has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the
Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Under the Distribution Plan, the Board of Trustees may authorize payments which may not exceed on an annual basis 0.25% of the average annual net assets of the Fund. The Trustees have not authorized the payment of any fees to date.

                    CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF FUND-IN GENERAL

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its net capital gain income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security
(unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions.  Certain of the
Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies;
(ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     General. Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations.
The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution.
Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS

     Dividends of net investment income and distribution of realized net short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S.
tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United
States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of the Fund's shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

STATE AND LOCAL TAXES

     The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

OTHER TAXATION

     The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The
Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                      PERFORMANCE DATA

     From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number printed on the cover page of this Statement of Additional Information and in the Fund's
Prospectus or on our website at http://www.managersamg.com.

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence.
Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P (1 + T) N = ERV

In the above formula, P = a hypothetical initial payment of
$1,000

T = average annual total return
N = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

     The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

     The Average Annual Total Return for the period
December 18, 2000 to October 31, 2001 was -10.90%.

     Because the Fund commenced operations on December 18, 2000, it does not have a full year of performance through October 31, 2001 and does not quote average annual total return for that period.

     In addition to average annual total return, the Fund may advertise cumulative total return (the simple change in value of an investment over a stated period assuming reinvestment of distributions). The Fund's cumulative total return for the period December 18, 2000
(commencement of operations) through October 31, 2001 was 10.90%.

PERFORMANCE COMPARISONS

     The Fund may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper") and Morningstar, Inc.,
("Morningstar").  Lipper prepares the "Lipper Composite
Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Fund's performance may also be compared to the performance of various unmanaged indices such as the Russell 3000 Index, Wilshire 5000 Equity Index, Russell
3000 Growth Index, Russell 1000 Growth Index, Standard &
Poor's 500 Composite Stock Price Index, the Standard &
Poor's 400 Composite Stock Price Index or the Dow Jones
Industrial Average.

MASSACHUSETTS BUSINESS TRUST

     The Fund is a series of a "Massachusetts business trust." A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation.
However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims,
(ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and
(iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The
Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

     The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Business Trust" above.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Fund or assets of another series, if applicable.
Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Business Trust" above.
Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

     The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office.
The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Fund having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust;
or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of six series of the Trust. The
Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto.
Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

ADDITIONAL INFORMATION

     This Statement of Additional Information and the
Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted.
The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington, DC.

     Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                          FINANCIAL STATEMENTS

     The following audited Financial Statements and the related Notes for the Fund, as well as the Report of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from the annual report filing made with the Securities and Exchange
Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The Financial Statements and report are available without charge by calling Managers
AMG Funds at (800) 835-3879 or by visiting our website at www.managersamg.com or on the SEC's website at www.sec.gov.


                                             Date of Annual Report; Date of
Fund                                   Filing of Annual Report; Accession Number
----                                   -----------------------------------------

First Quadrant Tax-Managed Equity Fund  10/31/01; 12/28/01; 0001089951-01-000129


                       PART C
           To the Registration Statement of
           Managers AMG Funds (the "Trust")

ITEM 23.	EXHIBITS.


Exhibit No.				Description
-----------                   -----------

   a.1       Master Trust Agreement dated June 18,
             1999.(i)

   a.2 Amendment No. 1 to Master Trust Agreement changing the name of the "Essex Growth
             Fund" to "Essex Aggressive Growth Fund."
             (iii)

   a.3 Amendment No. 2 to Master Trust Agreement changing the name of the Trust to "Managers
             AMG Funds." (iii)

   a.4 Amendment No. 3 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier Growth Fund." (vii)

   a.5 Amendment No. 4 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "First Quadrant Tax-Managed Equity
             Fund." (vii)

   a.6 Amendment No. 5 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the "Frontier Small Company Value Fund."
             (ix)

   a.7 Amendment No. 6 to Master Trust Agreement establishing two new series of shares of beneficial interest of the Trust designated as the "Rorer Large-Cap Fund" and the "Rorer Mid-Cap Fund." (xi)

   a.8 Amendment No. 7 to Master Trust Agreement establishing Investor and Institutional
             Classes of shares of the Essex Aggressive
             Growth Fund and Investor and Institutional
             Classes of shares of the Systematic Value
             Fund.  (Filed herewith)

b.	By-Laws of the Trust dated June 18, 1999.
             (i)

   c.        Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i),
             4.2(j), 4.2(k), 4.2(m), 4.6, 6.3, 6.5, 6.6,
             7.1, 7.2 and 7.3 and Article V of the
             Master Trust Agreement are included in
             Exhibit a. (i)

   d.1 Investment Management Agreement between the Registrant and The Managers Funds LLC, dated as of October 19, 1999. (iii)

   d.2       Form of Letter Agreement to Investment
             Management Agreement between the Registrant and The Managers Funds, LLC with respect to the Frontier Growth Fund, dated as of September 19, 2000. (vi)


   d.3       Form of Letter Agreement to Investment
             Management Agreement between the Registrant and The Managers Funds LLC with respect to the First Quadrant Tax-Managed Equity Fund.
             (vii)

   d.4       Form of Letter Agreement to Investment
             Management Agreement between the Registrant and The Managers Funds LLC with respect to the Frontier Small Company Value Fund.
             (viii)

   d.5       Sub-Advisory Agreement between The Managers
             Funds LLC and Essex Investment Management
             Company, LLC with respect to the Essex
             Aggressive Growth Fund, dated as of October
             19, 1999. (iii)

   d.6       Form of Sub-Advisory Agreement between The
             Managers Funds LLC and Frontier Capital
             Management Company, LLC with respect to the Frontier Growth Fund, dated as of September
             19, 2000. (iv)

   d.7       Form of Sub-Advisory Agreement between The
             Managers Funds, LLC and First Quadrant,
             L.P. with respect to the First Quadrant
             Tax-Managed Equity Fund, dated as of
             November 14, 2000. (vii)

   d.8       Form of Letter Agreement to Sub-Advisory
             Agreement between The Managers Funds LLC and Frontier Capital Management Company,
             LLC with respect to the Frontier Small
             Company Value Fund. (viii)

   d.9       Form of Letter Agreement to Investment
             Management Agreement between the Registrant and The Managers Funds LLC with respect to the Rorer Large-Cap Fund. (xi)

   d.10      Form of Letter Agreement to Investment
             Management Agreement between the Registrant and The Managers Funds LLC with respect to the Rorer Mid-Cap Fund. (xi)

   d.11      Form of Sub-Advisory Agreement between The
             Managers Funds LLC and Rorer Asset
             Management, LLC with respect to the Rorer
             Large-Cap Fund and the Rorer Mid-Cap Fund, dated December 5, 2001. (xi)

   d.12      Form of Letter Agreement to Investment
             Management Agreement between the Registrant and The Managers Funds LLC with respect to the Systematic Value Fund. (Filed herewith)

   d.13      Form of Sub-Advisory Agreement between The
             Managers Funds LLC and Systematic Financial
             Management, L.P. with respect to the
             Systematic Value Fund.  (Filed herewith)

   e.1       Distribution Agreement between the
             Registrant and Managers Distributors, Inc., dated April 1, 2001. (xiii)

   e.2       Intentionally omitted.

                         2

   e.3       Intentionally omitted.

   e.4       Form of Letter Agreement to the
             Distribution Agreement between the
             Registrant and Managers Distributors, Inc.
             with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (xi)

   e.5       Form of Letter Agreement to the
             Distribution Agreement between the
             Registrant and Managers Distributors, Inc.
             relating to Essex Aggressive Growth Fund and Systematic Value Fund. (Filed herewith)

   f.        Not applicable.

   g.        Form of Custodian Agreement between the
             Registrant and State Street Bank and Trust
             Company.  (iii)

   h. Form of Transfer Agency Agreement between the Registrant and Boston Financial Data
             Services, Inc.  (iii)

   i.1 Opinion and Consent of Goodwin Procter LLP with respect to the Investor and Institutional Class shares of the Essex
             Aggressive Growth Fund. (To be filed by amendment)

   i.2 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Growth Fund.
             (vi)

   i.3 Opinion and Consent of Goodwin Procter LLP with respect to the First Quadrant Tax-
             Managed Equity Fund. (vii)

   i.4 Opinion and Consent of Goodwin Procter LLP with respect to the Frontier Small Company
             Value Fund. (ix)

   i.5 Opinion and Consent of Goodwin Procter LLP with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (xi)

   i.6 Opinion and Consent of Goodwin Procter LLP with respect to the Systematic Value Fund.
             (Filed herewith)

   j.1 Consent of PricewaterhouseCoopers LLP with respect to the Essex Aggressive Growth
             Fund.  (To be filed by amendment)

   k.        Not Applicable.

   l.        Power of Attorney dated September 9, 1999.
             (ii)

   m.1       Plan of Distribution Pursuant to Rule 12b-
             1, dated as of October 15, 1999. (iii)

   m.2 Addendum to Plan of Distribution Pursuant to Rule 12b-1 with respect to the Rorer
             Large-Cap Fund and the Rorer Mid-Cap Fund.
             (xi)

                        3

n.	Multiple Class Expense Allocation Plan
             adopted pursuant to Rule 18f-3.  (xiii)

   n.1       Revised Schedule A to Multiple Class
             Expense Allocation Plan adopted pursuant to Rule 18f-3. (Filed herewith)

   o.        Not applicable.

   p.1       Code of Ethics of the Trust. (vi)

   p.2 Code of Ethics of The Managers Funds LLC and Managers Distributors, Inc. (xii)

   p.3       Code of Ethics of Essex Investment
             Management Company, LLC. (vii)

   p.4       Code of Ethics of Frontier Capital
             Management Company, LLC. (viii).

   p.5       Code of Ethics of First Quadrant, L.P.
             (vii)

   p.6       Code of Ethics of Rorer Asset Management,
             LLC. (xii)

   p.7       Code of Ethics of Systematic Financial
             Management, L.P.  (Filed herewith)

--------------------------------------------------------

   (i)       Filed as an exhibit to the Registrant's
             Registration Statement on Form N-1A,
             Registration No. 333-84639 (filed August 6,
             1999), under the same exhibit number.

(ii)	Filed as an exhibit to Pre-Effective
          Amendment No. 1 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed September
          23, 1999), under the same exhibit number.

(iii)	Filed as an exhibit to Pre-Effective
          Amendment No. 2 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed October
          21, 1999), under the same exhibit number.

(iv)	Filed as an exhibit to Post-Effective
          Amendment No. 1 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed June 19,
          2000), under the same exhibit number.

(v)	Filed as an exhibit to Post-Effective
          Amendment No. 2 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed August 1,
          2000), under the same exhibit number.

(vi)	Filed as an exhibit to Post-Effective
          Amendment No. 4 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed September
          15, 2000), under the same exhibit number.

                         4

(vii)	Filed as an exhibit to Post-Effective
          Amendment No. 5 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed November
          14, 2000), under the same exhibit number.

(viii)	Filed as an exhibit to Post-Effective
          Amendment No. 6 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed November
          17, 2000), under the same exhibit number.

(ix)	Filed as an exhibit to Post-Effective
          Amendment No. 8 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed February
          20, 2001), under the same exhibit number.

(x)	Filed as an exhibit to Post-Effective
          Amendment No. 9 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed March 1,
          2001), under the same exhibit number.

(xi)	Filed as an exhibit to Post-Effective
          Amendment No. 10 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed October
          5, 2001), under the same exhibit number.

(xii)	Filed as an exhibit to Post-Effective
          Amendment No. 11 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed December
          19, 2001), under the same exhibit number.

(xiii)	Filed as an exhibit to Post-Effective
          Amendment No. 12 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed December
          31, 2001), under the same exhibit number.

(xiv)   Filed as an exhibit to Post-Effective
          Amendment No. 13 to the Registrant's
          Registration Statement on Form N-1A,
          Registration No. 333-84639 (filed January
          17, 2002, under the same exhibit number.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON
             CONTROL WITH REGISTRANT.

             None.

ITEM 25.	INDEMNIFICATION.


     Under Article VI of the Registrant's Master Trust
Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant
("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office
("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the

Investment Company Act of 1940, as amended (the
"1940 Act"). Said Article VI further provides that the
Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling
Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF
             INVESTMENT ADVISER.

     The Managers Funds LLC, a registered investment adviser, is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its Managing Member. The
Managers Funds LLC serves as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

     Essex Investment Management Company, LLC ("Essex') serves as sub-adviser to the Essex Aggressive Growth
Fund. AMG owns a majority interest in Essex. Essex is the successor firm to Essex Investment Management
Company, Inc., which was formed in 1976. The business and other connections of the officers and directors of Essex are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.
The file number of said ADV Form is 801-12548.

     Frontier Capital Management Company, LLC.
"Frontier") serves as sub-adviser to the Frontier Growth
Fund and to the Frontier Small Company Value Fund. AMG owns a majority interest in Frontier. Frontier is the successor firm to Frontier Capital Management Company,
Inc., which was formed in 1980. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.
The file number of said ADV Form is 801-15724.

     First Quadrant, L.P. ("First Quadrant") serves as sub-adviser to the First Quadrant Tax-Managed Equity
Fund.  AMG owns a majority interest in First Quadrant.
First Quadrant is the successor firm to First Quadrant
Corporation, which was formed in 1988. The business and other connections of the officers and directors of First
Quadrant are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-
51748.

     Rorer Asset Management, LLC ("Rorer") serves as sub-adviser to the Rorer Large-Cap Fund and to the Rorer
Mid-Cap Fund.  AMG owns a majority interest in Rorer.
Rorer is the successor firm to Rorer Asset Management
Company, L.P., which was formed in 1978. The business and other connections of the officers and directors of

Frontier are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-
56110.

     Systematic Financial Management, L.P.
("Systematic") serves as sub-adviser to the Systematic
Value Fund.  AMG owns a majority interest in Systematic.
Systematic was formed in 1983. The business and other connections of the officers and directors of Systematic are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference.
The file number of said ADV Form is 801-48908.

ITEM 27.	PRINCIPAL UNDERWRITERS.

(a)   Managers Distributors, Inc. acts as
      principal underwriter for the Registrant.
      Managers Distributors, Inc. also acts as principal underwriter for The Managers
      Funds, The Managers Trust I and The Managers
      Trust II.

(b)	The following information relates to the
      directors, officers and partners of Managers
      Distributors, Inc.:







NAME AND PRINCIPAL                  POSITIONS AND        POSITIONS AND
BUSINESS ADDRESS                    UNDERWRITER          OFFICES WITH FUND
------------------                  -------------        -----------------

Nathaniel Dalton                    Director             None
c/o Affiliated Managers Group, Inc.
600 Hale Street
Boston, MA  01965

Daniel J. Shea                      Director             None
c/o Affiliated Managers Group, Inc.
600 Hale Street
Boston, MA  01965

John Kingston, III                  Director             Secretary
c/o Affiliated Managers Group, Inc. and Secretary
600 Hale Street
Boston, MA  01965

Peter M. Lebovitz                   President            President
40 Richards Avenue
Norwalk, Connecticut 06854-2325

Donald S. Rumery                    Treasurer            Treasurer and
40 Richards Avenue                                       Principal
Norwalk, Connecticut 06854-2325                          Accounting Officer


(c)	Not applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS.

     The accounts and records of the Registrant are maintained at the offices of the Registrant at 40
Richards Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106 and 1776 Heritage Drive, North Quincy, Massachusetts 01171 and at the offices of the Transfer Agent, Boston Financial Data Services, Inc. 1776 Heritage Drive, North Quincy, Massachusetts 01171.

ITEM 29.	MANAGEMENT SERVICES.

     There are no management-related service contracts other than the Investment Management Agreement relating to management services described in Parts A and B.

ITEM 30.	UNDERTAKINGS.

     Not applicable.

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment
Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 30th day of January, 2002.

                         MANAGERS AMG FUNDS

                         BY:


                         /s/Donald S. Rumery
                         Donald S. Rumery
                         Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                                Date
---------                     -----                                ----

/s/Jack W. Aber*
--------------------------
Jack W. Aber*                Trustee                      January 30, 2002



/s/William E. Chapman, II
---------------------------
William E. Chapman, II*      Trustee                      January 30, 2002



/s/Sean M. Healey*
---------------------------
Sean M. Healey*              Trustee                      January 30, 2002



/s/Edward J. Kaier*
---------------------------
Edward J. Kaier*             Trustee                      January 30, 2002



/s/Eric Rakowski*
---------------------------
Eric Rakowski*               Trustee                      January 30, 2002



/s/Peter M. Lebovitz*
---------------------------
Peter M. Lebovitz*      President and Principal
                          Executive Officer               January 30, 2002


/s/Donald S. Rumery
----------------------------
Donald S. Rumery        Treasurer, Principal Financial
                          Officer and Principal
                          Accounting Officer              January 30, 2002





/s/Donald S. Rumery
--------------------------------
*By Donald S. Rumery pursuant to Power of Attorney.
